                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /     Preliminary Proxy Statement
/ /     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Under Rule 14a-12

                          NABISCO GROUP HOLDINGS CORP.
                (Name of Registrant as Specified in Its Charter)

                          NABISCO GROUP HOLDINGS CORP.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
        and 0-11.
        (1)  Title of each class of securities to which transaction applies:
        -----------------------------------------------------------------
        (2)  Aggregate number of securities to which transaction applies:
        -----------------------------------------------------------------
        (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        -----------------------------------------------------------------
        (4)  Proposed maximum aggregate value of transaction:
        -----------------------------------------------------------------
        (5)  Total fee paid:
        -----------------------------------------------------------------
/ /     Fee paid previously with preliminary materials.
        Check box if any part of the fee is offset as provided by
/ /     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
        (1)  Amount previously paid:
        -----------------------------------------------------------------
        (2)  Form, Schedule or Registration Statement no.:
        -----------------------------------------------------------------
        (3)  Filing Party:
        -----------------------------------------------------------------
        (4)  Date Filed:
        -----------------------------------------------------------------

                         [NABISCO GROUP HOLDINGS LOGO]

                          NABISCO GROUP HOLDINGS CORP.
                                 7 CAMPUS DRIVE
                           PARSIPPANY, NJ 07054-0311

                                                                  March 29, 2000

Dear Stockholder:

    You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Nabisco Group Holdings Corp. The meeting will be held at 10:30 a.m. (local time) on Tuesday, May 9, 2000 at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801.

    At this year's stockholders meeting, you will be asked to elect twelve directors, ratify the appointment of Deloitte & Touche LLP as independent auditors and consider one stockholder proposal, if presented by its proponent. The Board of Directors unanimously recommends a vote FOR the directors recommended by the Board, FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors and AGAINST the other proposal. Accordingly, please give careful attention to these proxy materials.

    You should know that Carl Icahn, a well-known financier, has filed materials with the Securities and Exchange Commission stating that he once again may conduct a proxy contest to replace your Board with his own nominees. We have serious concerns about this, based on his prior history of three proxy fights with RJR Nabisco and his dealings with other public companies.

    We will keep you informed about Mr. Icahn and his actions between now and the Annual Meeting. In the meantime, we urge shareholders to vote to reelect the Nabisco Group Board by executing the enclosed WHITE proxy card.

    It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying WHITE proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

    If you have any questions, please contact our proxy solicitors, MacKenzie Partners, Inc., at the phone numbers listed on the back cover.

    Thank you for your support and continued interest in Nabisco Group Holdings.

Sincerely,

/s/ Steven F. Goldstone                        /s/ James M. Kilts
STEVEN F. GOLDSTONE                            JAMES M. KILTS
CHAIRMAN                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

   IMPORTANT: YOUR WHITE PROXY CARD IS ENCLOSED IN THE ADDRESS WINDOW OF THE ENVELOPE CONTAINING THIS MATERIAL. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON PLEASE FOLLOW THE PROCEDURES SET FORTH ON PAGE 3 TO OBTAIN AN ADMISSION
                                    TICKET.

                         [NABISCO GROUP HOLDINGS LOGO]

                          NABISCO GROUP HOLDINGS CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 9, 2000

To the Stockholders:

    The Annual Meeting of Stockholders of Nabisco Group Holdings Corp., a Delaware corporation (the "Company"), will be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, at 10:30 a.m. (local time) on Tuesday, May 9, 2000 for the following purposes:

    1. To elect twelve Directors to serve until the 2001 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

    2. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company's 2000 fiscal year;

    3.   To act on one stockholder proposal if presented by its proponent; and

    4. To transact such other business as may be properly brought before the meeting and any adjournments or postponements thereof.

    Only holders of record of the Company's Common Stock as of the close of business on March 15, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of the stockholders may be examined for any purpose germane to the meeting during the ten-day period preceding the date of the meeting at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801.

                                          JAMES A. KIRKMAN III
                                          SENIOR VICE PRESIDENT, GENERAL COUNSEL
                                          AND SECRETARY

PARSIPPANY, NEW JERSEY
MARCH 29, 2000

        YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE,
               SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD
                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                          NABISCO GROUP HOLDINGS CORP.
                                 7 CAMPUS DRIVE
                           PARSIPPANY, NJ 07054-0311

                                PROXY STATEMENT

    This Proxy Statement and enclosed form of proxy are being furnished commencing on or about March 29, 2000 in connection with the solicitation by the Board of Directors (the "Board") of Nabisco Group Holdings Corp., a Delaware corporation (the "Company"), of proxies in the enclosed form for use at the annual meeting of stockholders (the "Annual Meeting") to be held on Tuesday, May 9, 2000 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

    A proxy card is enclosed for your use. THE BOARD URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.

    IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER NOMINEE, ONLY YOUR BANK OR BROKER CAN VOTE YOUR SHARES AND ONLY UPON YOUR SPECIFIC INSTRUCTIONS. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT HIM OR HER TO VOTE THE PROXY CARD AS SOON AS POSSIBLE.

    If you have any questions or need further assistance in voting your shares, please call:

                            MACKENZIE PARTNERS, INC.
                                156 FIFTH AVENUE
                               NEW YORK, NY 10010
                            (212) 929-5500 (COLLECT)
                                       OR
                           (800) 322-2885 (TOLL FREE)

THE REORGANIZATION OF THE COMPANY

    On May 12, 1999, the Company sold its international tobacco business for approximately $8 billion. Proceeds from the sale were used to reduce debt and for general corporate purposes.

    On May 18, 1999, the Company's food and tobacco businesses were separated by the transfer of the approximately 80.5% interest in Nabisco Holdings Corp. ("Nabisco") held by RJR Nabisco, Inc. ("RN", subsequently renamed R.J. Reynolds Tobacco Holdings, Inc. ("RJRT")) to RJR Nabisco Holdings Corp. ("RJRN"), the Company's predecessor, through a merger transaction, followed by a spin-off on June 14, 1999 to the Company's stockholders of shares in RJRT (the "Distribution").

    Upon completion of the Distribution, RJRN was legally renamed Nabisco Group Holdings Corp. The Company exists as a holding company, owning approximately 80.5% of Nabisco. The Company (symbol: NGH) and Nabisco (symbol: NA) each continue to trade as separate companies on The New York Stock Exchange.

    The Company, RJRT and RJRT's wholly-owned subsidiary, R.J. Reynolds Tobacco Company, have entered into several agreements governing the relationships among the parties after the Distribution, including the provision of intercompany services by Nabisco to the Company, certain tax matters, indemnification rights and obligations and other matters among the parties as disclosed in the Form 8-K filed by the Company on June 15, 1999.

VOTING AND ATTENDANCE AT ANNUAL MEETING

    Only holders of record of the Company's voting securities as of the close of business on March 15, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, the following shares of voting securities were outstanding: 326,442,347 shares of Common Stock, par value $.01 per share ("Common Stock"). Holders of Common Stock are entitled to one (1) vote per share.

    Attendance at the Annual Meeting will be limited to stockholders as of March 15, 2000, the record date, and to guests of the Company. Admittance tickets will be required. If you are a stockholder and plan to attend, you must request an admittance ticket by writing to the Office of the Secretary at the address shown above. If your shares are not registered in your own name, evidence of your stock ownership must accompany your letter. You can obtain this evidence from your bank or brokerage firm, typically in the form of your most recent monthly statement. An admittance ticket will be held in your name at the registration desk, not mailed to you in advance of the meeting. The auditorium will open at 10:00 a.m.

    Any proxy given pursuant to this solicitation and received in time for the meeting will be voted as specified in such proxy. If the enclosed proxy card is executed and returned without instructions as to how it is to be voted, proxies will be voted FOR the election of the nominees listed below under the caption "Election of Directors--Information Concerning Nominees," FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company's 2000 fiscal year, AGAINST the stockholder proposal and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting and any adjournments thereof. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof by submitting a subsequent proxy or by attending the meeting and voting in person.

    The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote, represented at the Annual Meeting in person or by proxy, will constitute a quorum. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but they will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld by the broker ("Broker Non-Votes"). The twelve nominees receiving the highest vote totals will be elected as Directors of the Company. Accordingly, abstentions and Broker Non-Votes will not affect the outcome of the election. All other matters to be voted on will be decided by a majority vote of the shares represented at the Annual Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a Broker Non-Vote will have no effect on the vote.

    Securities and Exchange Commission (the "SEC") rules generally require that the Company furnish its annual report to stockholders preceeding or accompanying its proxy materials. However, if you are a stockholder of record, have the same address as another stockholder of record and do not hold shares in nominee name, you may wish to authorize the Company to discontinue sending more than one annual report to the same address. You can eliminate such duplicate mailings by marking the appropriate box on the proxy card for any account for which you do not wish to receive annual reports. You will, however, continue to receive proxy statements and proxy cards to vote the shares for all of your accounts.

                         ITEM 1--ELECTION OF DIRECTORS

INFORMATION CONCERNING NOMINEES

    At the upcoming Annual Meeting, a board of twelve Directors will be elected to hold office until the next Annual Meeting and until their successors have been elected and qualified. Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board. All of the Board's nominees are incumbent Directors of the Company, and all of them were elected to their present terms by the stockholders in May 1999, except Messrs. Jenkins and Kilts, who were elected by the Board in July 1999, and Ms. Karch, who was elected by the Board in March 2000.

    Background information about the Board's nominees for election is set forth below. See "Security Ownership of Management" and Appendix I for additional information about the nominees, including their ownership, purchase and sale of securities issued by the Company and its subsidiaries.

                                                  YEAR FIRST     BUSINESS EXPERIENCE DURING PAST FIVE YEARS
NAME                                     AGE       ELECTED                 AND OTHER INFORMATION
----                                   --------   ----------   ----------------------------------------------
John T. Chain, Jr....................     65         1994      Chairman of Thomas Group, Inc. since May 1998;
                                                               President of Quarterdeck Equity Partners,
                                                               Inc., an investor in the defense industry,
                                                               since December 1996; previously Special
                                                               Assistant to the Chairman of Burlington
                                                               Northern Santa Fe Corporation ("Burlington
                                                               Northern") from November 1995 to March 1996;
                                                               Executive Vice President of Burlington
                                                               Northern from 1991 to November 1995. For more
                                                               than five years prior thereto, General
                                                               (Commander-in-Chief, Strategic Air Command) in
                                                               the United States Air Force. Member of the
                                                               Boards of Nabisco Holdings Corp. ("Nabisco"),
                                                               Nabisco, Inc., Northrop Grumman Corporation,
                                                               RJRT and Thomas Group, Inc.

Julius L. Chambers...................     63         1994      Chancellor of North Carolina Central
                                                               University since 1993. For more than five
                                                               years prior thereto, Director-Counsel of the
                                                               NAACP Legal Defense and Educational Fund, Inc.
                                                               Member of the Boards of Nabisco, Nabisco, Inc.
                                                               and of the Advisory Board of First Union
                                                               National Bank (Durham, NC).

John L. Clendenin....................     65         1994      Chairman of the Board and Chief Executive
                                                               Officer of BellSouth Corporation for more than
                                                               five years prior to retirement in December
                                                               1997. Member of the Boards of Coca-Cola
                                                               Enterprises Inc., Equifax Inc., The Home
                                                               Depot, Inc., The Kroger Company, Nabisco,
                                                               Nabisco, Inc., National Service Industries,
                                                               Inc., Powerwave Technologies, Inc., Springs
                                                               Industries, Inc. and Wachovia Corporation.

Steven F. Goldstone..................     54         1995      Chairman of the Company since May 1996;
                                                               Chairman of Nabisco and of Nabisco, Inc. since
                                                               January 1998; previously Chief Executive
                                                               Officer of the Company from December 1995 to
                                                               December 1999; President of the Company from
                                                               October 1995 to December 1999; General Counsel
                                                               of the Company from March to December 1995;
                                                               prior thereto Senior Partner with the law firm
                                                               of Davis Polk & Wardwell until October 1995
                                                               and for more than five years prior thereto.
                                                               Member (Chairman) of the Boards of Nabisco and
                                                               Nabisco, Inc.

                                                  YEAR FIRST     BUSINESS EXPERIENCE DURING PAST FIVE YEARS
NAME                                     AGE       ELECTED                 AND OTHER INFORMATION
----                                   --------   ----------   ----------------------------------------------
Ray J. Groves........................     64         1995      Chairman of Legg Mason Merchant Banking, Inc.
                                                               since February 1995; previously Chairman and
                                                               Chief Executive Officer of the independent
                                                               accounting firm of Ernst & Young LLP until
                                                               1994 and for more than five years prior
                                                               thereto. Member of the Boards of Allegheny
                                                               Technologies Incorporated, American Water
                                                               Works Company, Inc., Boston Scientific
                                                               Corporation, Dominion Resources, Inc.,
                                                               Electronic Data Systems Corporation, Marsh &
                                                               McLennan Companies, Inc., Nabisco and Nabisco,
                                                               Inc.

David B. Jenkins.....................     69         1999      Director of J. Sainsbury International from
                                                               January 1994 to September 1995; Chairman and
                                                               Chief Executive Officer of Shaw's
                                                               Supermarkets, Inc. from 1982 to retirement in
                                                               December 1993. Member of the Boards of A.A.I.
                                                               Foster Grant, Citizens Capital, Inc., KaBloom
                                                               Ltd. (Chairman), Nabisco and Nabisco, Inc.

Nancy Karch..........................     52         2000      Member, McKinsey & Company, Inc., Advisory
                                                               Council since January 2000; previously Senior
                                                               Partner and Director of McKinsey & Company,
                                                               Inc., an international consulting firm, for
                                                               more than five years prior to retirement in
                                                               December 1999. Member of the Boards of Liz
                                                               Claiborne, Inc., Nabisco and Nabisco, Inc.

James M. Kilts.......................     52         1999      Chief Executive Officer and President of the
                                                               Company since December 1999; Chief Executive
                                                               Officer and President of each of Nabisco and
                                                               Nabisco, Inc. since January 1998; prior
                                                               thereto Executive Vice President - Worldwide
                                                               Food of Philip Morris Companies from January
                                                               1994 to March 1997; President of Kraft USA
                                                               from 1989 to 1994. Member of the Boards of May
                                                               Department Stores Company, Nabisco, Nabisco,
                                                               Inc. and The Whirlpool Corporation.

Fred H. Langhammer...................     56         1998      President of The Estee Lauder Companies Inc.
                                                               ("Estee Lauder") since 1995 and Chief
                                                               Executive Officer of Estee Lauder since
                                                               January 2000; previously Chief Operating
                                                               Officer of Estee Lauder from 1985 to 1999 and
                                                               Executive Vice President of Estee Lauder from
                                                               1985 to 1995. Member of the Boards of Estee
                                                               Lauder, Nabisco, Nabisco, Inc., and RSL
                                                               Communications, Ltd.

                                                  YEAR FIRST     BUSINESS EXPERIENCE DURING PAST FIVE YEARS
NAME                                     AGE       ELECTED                 AND OTHER INFORMATION
----                                   --------   ----------   ----------------------------------------------
H. Eugene Lockhart...................     50         1997      President of Consumer Services of AT&T Corp.
                                                               ("AT&T") from July 1999 to February 2000;
                                                               Executive Vice President and Chief Marketing
                                                               Officer of AT&T from February 1999 to June
                                                               1999; President of Global Retail Banking,
                                                               BankAmerica Corp. from May 1997 to October
                                                               1998; President and Chief Executive Officer of
                                                               MasterCard International Incorporated from
                                                               1994 to May 1997; Executive Vice President of
                                                               First Manhattan Co. from 1992 to 1994. Member
                                                               of the Boards of First Republic Bank, IMS
                                                               Health Corporation, Nabisco and Nabisco, Inc.

Theodore E. Martin...................     60         1997      Chief Executive Officer, President and
                                                               Director of Barnes Group Inc. ("Barnes Group")
                                                               from 1995 until retirement in December 1998;
                                                               previously Executive Vice President -
                                                               Operations and Director of Barnes Group from
                                                               1993 to 1995. Member of the Boards of
                                                               Ingersoll-Rand Company, Nabisco, Nabisco,
                                                               Inc., PE Corporation and Unisys Corporation.

Rozanne L. Ridgway...................     64         1989      Co-Chair of the Atlantic Council of the United
                                                               States ("Atlantic Council") from 1993 until
                                                               retirement in 1996; President of the Atlantic
                                                               Council from 1989 through 1992; prior thereto
                                                               Assistant Secretary of State for European and
                                                               Canadian Affairs from 1985 to 1989. Member of
                                                               the Boards of Bell Atlantic Corporation, The
                                                               Boeing Company, Emerson Electric Co.,
                                                               Minnesota Mining and Manufacturing Company,
                                                               Nabisco, Nabisco, Inc., Sara Lee Corporation
                                                               and Union Carbide Corp.

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES FOR DIRECTOR NAMED ABOVE.

MEETINGS AND COMMITTEES OF THE BOARD

    The Board met ten times during the 1999 fiscal year. During 1999, all then incumbent Directors attended at least 75% of the meetings of the Board and the Board committees on which they served except Messrs. Jenkins and Lockhart, who attended 67% and 60%, respectively, of the meetings of the Board and the Board Committees on which they served. Mr. Jenkins joined the Board in July 1999 and missed only one Board meeting out of the four Board meetings held during the time that he served on the Board during the last fiscal year and the Committee meeting associated therewith. Due to his short tenure on the Board, this single absence resulted in attendance below the 75% threshold.

    The standing committees of the Board are the Executive Committee, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

    EXECUTIVE COMMITTEE. The Executive Committee has authority to act for the Board on most matters during intervals between Board meetings. The Executive Committee, whose current members are General Chain and Messrs. Goldstone (Chair), Groves and Kilts, met twice during the 1999 fiscal year.

    AUDIT COMMITTEE. The Audit Committee reviews the adequacy of the Company's internal system of accounting controls, confers with the independent auditors and the internal auditors concerning their examination of the books and records of the Company and its subsidiaries, reviews actions taken to ensure compliance with the Company's Code of Conduct, recommends to the Board the appointment of independent auditors and considers other appropriate matters regarding the financial affairs of the Company and its subsidiaries. The Audit Committee, whose current members are Messrs. Chambers, Groves (Chair), Langhammer and Lockhart, held five meetings during the 1999 fiscal year.

    COMPENSATION COMMITTEE. The Compensation Committee makes recommendations to the Board with respect to compensation and grants of stock options and other long-term incentives to management employees. In addition, the Compensation Committee administers plans and programs relating to employee benefits, incentives and compensation. The Compensation Committee, whose current members are General Chain (Chair), Mr. Clendenin and Ms. Ridgway, met five times during the 1999 fiscal year.

    CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. The Corporate Governance and Nominating Committee has responsibility for recruiting and nominating new directors and for corporate governance issues, including Board self-evaluation and chief executive officer evaluation. Only outside directors are eligible to serve on this committee. The Corporate Governance and Nominating Committee, whose current members are Messrs. Jenkins and Martin and Ms. Ridgway (Chair), held four meetings during the 1999 fiscal year.

    The Corporate Governance and Nominating Committee will consider suggestions for Board nominees made by stockholders. A stockholder may recommend a person for nomination to the Board at the 2001 annual meeting of stockholders by giving notice thereof and providing certain information set forth in the Company's By-Laws, in writing, to the Secretary of the Company at 7 Campus Drive, Parsippany, NJ 07054-0311 for receipt between February 9, 2001 and March 10, 2001.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth certain information, as of March 15, 2000, regarding the beneficial ownership of (i) Common Stock and (ii) Nabisco's
Class A Common Stock, par value $.01 per share ("Nabisco Class A Common Stock"), by each director of the Company, by each of the five most highly compensated executive officers of the Company (as required by SEC rules) and by all directors and executive officers of the Company as a group. Most of these individuals have the opportunity to become the beneficial owners of additional shares of Common Stock as a result of stock options vesting or becoming exercisable. See "Executive Compensation--Long Term Incentive Compensation" and "Directors' Compensation" below. Otherwise, except as noted, the persons named in the table below do not own, beneficially or of record, any other securities of the Company or its subsidiaries and have sole voting and investment power over all securities for which they are shown as beneficial owner.

                                                                             NUMBER OF SHARES OF
                                    NUMBER OF SHARES OF       PERCENT OF       NABISCO CLASS A         PERCENT OF
                                     (NGH) COMMON STOCK         COMMON           COMMON STOCK           NABISCO
NAME OF BENEFICIAL OWNER         BENEFICIALLY OWNED (1)(2)      STOCK     BENEFICIALLY OWNED (1)(3)      STOCK
------------------------         --------------------------   ----------  --------------------------   ----------
John T. Chain, Jr..............             21,836               *                  11,300                *
Julius L. Chambers.............             19,865               *                       0                *
John L. Clendenin..............             20,289               *                     500                *
Douglas R. Conant..............             36,000               *                 215,903             0.4182%
Steven F. Goldstone (4)........          3,237,852            0.9828%              474,981             0.9157%
Ray J. Groves..................             19,164               *                       0                *
James E. Healey................             29,000               *                   3,000                *
David B. Jenkins...............                  0               *                  11,900                *
Nancy Karch (5)................                  0               *                       0                *
James M. Kilts.................            256,813               *                  11,000                *
James A. Kirkman III...........             24,736               *                 182,098             0.3531%
Fred H. Langhammer.............             11,650               *                       0                *
Richard H. Lenny...............             43,000               *                   4,225                *
H. Eugene Lockhart.............             13,928               *                       0                *
Theodore E. Martin.............             12,883               *                       0                *
Rozanne L. Ridgway.............             10,493               *                       0                *
All Directors and Executive
  Officers as a Group..........          3,757,509            1.1392%              914,907             1.7497%
David B. Rickard...............            415,993               *                       0                *
William L. Rosoff (6)..........            254,424               *                       0                *

------------------------

*   Less than 0.1%.

(1) For purposes of this table, a person is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares held by each person named above, any security that such person has the right to acquire within 60 days is deemed to be outstanding, but it is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) The number of shares of NGH Common Stock beneficially owned includes shares subject to currently exercisable options in the following amounts:
    (i) 19,836 shares for each of General Chain and Messrs. Chambers and Clendenin; (ii) 3,021,323 shares for Mr. Goldstone; (iii) 17,999 shares for Mr. Groves; (iv) 256,813 shares for Mr. Kilts; (v) 11,650 shares for
    Mr. Langhammer; (vi) 13,658 shares for Mr. Lockhart; (vii) 12,883 shares for Mr. Martin; (viii) 10,493 shares for Ms. Ridgway; (ix) 388,993 shares for Mr. Rickard; (x) 233,480 shares for Mr. Rosoff; and (xi) 3,404,327 shares for all directors and executive officers as a group. The number of shares of Common Stock beneficially owned does not include the following deferred stock units, which are common stock equivalents received as equity incentives or as deferred fees and other compensation: 6,848 units for each of General Chain, Mr. Chambers and Ms. Ridgway; 15,966 units for
    Mr. Clendenin; 24,204 units for Mr. Groves; 7,651 units for Mr. Langhammer; 11,027 units for Mr. Lockhart; and 13,327 units for Mr. Martin.

(3) The number of shares of Nabisco Class A Common Stock beneficially owned includes shares subject to currently exercisable options in the following amounts: (i) 10,300 shares for General Chain and Mr. Jenkins; (ii) 214,852 shares for Mr. Conant; (iii) 460,000 shares for Mr. Goldstone; (iv) 182,097 shares for Mr. Kirkman; and (v) 877,549 shares for all directors and executive officers as a group. The number of shares of Nabisco Class A Common Stock beneficially owned does not include Nabisco restricted stock equivalents in the following amounts: (i) 46,200 restricted stock equivalents for Mr. Conant; (ii) 17,500 restricted stock equivalents for Mr. Healey; (iii) 110,000 restricted stock equivalents for Mr. Kilts;
    (iv) 26,300 restricted stock equivalents for Mr. Kirkman; (v) 38,500 restricted stock equivalents for Mr. Lenny; and (vi) 238,500 restricted stock equivalents for all directors and executive officers as a group.

(4) Mr. Goldstone is also the holder of 301,725 contingent performance shares each equal in value to one share of Common Stock which will be paid to Mr. Goldstone only if (i) Mr. Goldstone remains Chairman of the Company through December 31, 2001 (unless he is terminated as Chairman by the Company or he voluntarily terminates his service as Chairman with good reason) and (ii) the market price for Common Stock averages $29.00 or more for any consecutive 30-day period ending on or prior to December 31, 2001.

(5) Until December 31, 1999 and for more than five years prior thereto, Ms. Karch was a Senior Partner and Director of McKinsey & Company, Inc., an international consulting firm. McKinsey & Company, Inc. has, from time to time, provided consulting services to the Company and its subsidiaries during the past few years, for which the consulting firm has been paid usual and customary fees.

(6) Mr. Rosoff was Senior Vice President and General Counsel from January 15, 1998 through October 15, 1999. Until December 31, 1997 and for more than five years prior thereto, Mr. Rosoff was a partner at Davis Polk & Wardwell, a New York law firm. Davis Polk & Wardwell has, from time to time, provided legal services to the Company and its subsidiaries during the past few years, for which the law firm has been paid usual and customary fees.

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of Common Stock and other equity securities of the Company with the SEC and The New York Stock Exchange, Inc. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

    Based solely on a review of the copies of the forms that it has received, and on written representations from certain reporting persons that no additional forms were required, the Company believes that its officers, directors and greater than ten-percent beneficial owners complied with all of these filing requirements in 1999.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information, as of March 15, 2000, regarding the beneficial ownership of persons known to the Company to be the beneficial owners of more than five percent of any class of the Company's voting securities. The information was obtained from Company records and information supplied by the stockholders, including information on Schedules 13D and 13G. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                                       NAME AND ADDRESS              NUMBER OF SHARES    PERCENT OF
TITLE OF CLASS                       OF BENEFICIAL OWNER            BENEFICIALLY OWNED     CLASS
--------------              --------------------------------------  ------------------   ----------
Common Stock                Capital Research and Management             42,625,000       13.1%
                              Company (1)
                            333 South Hope Street
                            Los Angeles, CA 90071

Common Stock                Carl C. Icahn (2)                           28,910,200        8.9%
                            c/o Carl Icahn Associates Corp.
                            767 Fifth Avenue, 47(th) Floor
                            New York, NY 10153

Common Stock                FMR Corp. (3)                               26,230,429        8.042%
                            82 Devonshire Street
                            Boston, MA 02109

------------------------

(1) According to Amendment No. 2 to a Schedule 13G dated February 11, 2000 filed with the SEC by Capital Research and Management Company ("Capital"), Capital, a registered investment advisor, is deemed to be the beneficial owner of 42,625,000 shares of Common Stock as a result of acting as investment adviser to various registered investment companies.

(2) On March 13, 2000, Carl C. Icahn, Icahn & Co., Inc ("Icahn & Co."), High River Limited Partnership ("High River"), Riverdale LLC ("Riverdale") and Barberry Corp. ("Barberry" and, collectively, the "Icahn Affiliates") filed Amendment No. 2 to a Schedule 13D (the "Amended Schedule 13D"). According to the Amended Schedule 13D, the Icahn Affiliates may be deemed to beneficially own, in the aggregate, 28,910,200 shares of Common Stock. Mr. Icahn has shared voting and dispositive power over the 28,910,200 shares. Icahn & Co. has sole voting and dispositive power over 8,272,900 of the shares. High River has sole and Riverdale has shared voting and dispositive power over 12,020,200 of the shares. Barberry has sole voting and dispositive power over 8,617,100 of the shares.

(3) On February 11, 2000, FMR Corp. ("FMR"), Edward C. Johnson 3d, Abigail P. Johnson and Fidelity Management & Research Company ("FMRC") jointly filed a
    Schedule 13G with the SEC. According to the Schedule 13G, FMRC, a wholly-owned subsidiary of FMR, is the beneficial owner of 24,101,850 shares of Common Stock, as investment advisor to various registered investment companies (the "Funds"). Edward C. Johnson 3d, FMR and the Funds each has sole dispositive power, and the Funds have sole power to vote, the 24,101,850 shares owned by the Funds. Fidelity International Limited ("FIL") is the beneficial owner of 382,020 shares of Common Stock. FIL has sole voting and dispositive power over these shares. As investment manager of institutional accounts, Fidelity Management Trust Company, a wholly-owned subsidiary of FMR, is the beneficial owner of 1,746,559 shares of Common Stock. Edward C. Johnson 3d and FMR each has sole voting and dispositive power over 1,180,250 of these shares and no voting or dispositive power over 566,300 of these shares.

          ITEM 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    Subject to stockholder ratification, the Board has appointed the firm of Deloitte & Touche LLP ("Deloitte & Touche") as independent auditors for the fiscal year ending December 31, 2000 and until their successors are selected. The appointment was made upon the recommendation of the Audit Committee, which is comprised of Directors who are not employees of the Company or its subsidiaries.

    A representative of Deloitte & Touche is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

    The Board considers Deloitte & Touche to be well qualified and recommends that the stockholders vote FOR ratification of its appointment as independent auditors of the Company for the upcoming fiscal year.

                             EXECUTIVE COMPENSATION

SUMMARY

    The following pages describe the components of the total compensation of the five most highly compensated executive officers (as defined under SEC rules) of the Company at the end of the last completed fiscal year. Except as otherwise noted, the bonuses shown represent amounts that the Compensation Committee and the Board approved for each named individual based on Company performance for the applicable year. The long-term compensation shown in the Summary Compensation Table was provided under the Company's 1990 Long-Term Incentive Plan (the "NGH LTIP") which provides for various types of awards such as stock options, restricted stock, performance unit awards and performance appreciation rights ("PARs"), as described below. Some of the long-term compensation shown for Messrs. Goldstone, Kilts, Lenny, Conant, Healey and Kirkman was provided under Nabisco Holdings Corp.'s 1994 Long-Term Incentive Plan (the "Nabisco LTIP"). Also described below is the future compensation such individuals may receive under the Company's or Nabisco's retirement plans or, following termination of employment under certain circumstances, under individual agreements.

    Mr. Goldstone ceased on December 30, 1999 to serve as the Company's Chief Executive Officer and Mr. Kilts became the Company's Chief Executive Officer on that date. Mr. Kilts is compensated by Nabisco and Nabisco, Inc. The employment of Messrs. Rickard and Rosoff terminated on August 31, 1999 and October 15, 1999, respectively. Messrs. Lenny, Conant, Healey and Kirkman are compensated by Nabisco and Nabisco, Inc.

SUMMARY COMPENSATION TABLE

    The following table presents certain specific information regarding the compensation of the executives named below.

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                                    --------------------------------- --------------------------------------------
                                                                      RESTRICTED      SECURITIES        LONG-TERM
NAME & PRINCIPAL                                        OTHER ANNUAL     STOCK    UNDERLYING OPTIONS    INCENTIVE     ALL OTHER
POSITION                   YEAR (1)  SALARY   BONUS(2)  COMPENSATION  AWARD($)(3)   AWARDED (#)(4)      PAYOUTS(5) COMPENSATION(6)
----------------           -------- -------- ---------- ------------- ----------- ------------------    ---------- ---------------
Steven F. Goldstone.......   1999   $800,000 $2,575,000 $6,352,950(7)     --      1,059,876(NGH)(10)    $ 575,981    $11,433,541
  Chairman & Former                                                                 100,000(NA)
  Chief Executive Officer    1998    800,000  1,950,000  2,005,247    $7,300,000    100,000(NA)            --            169,400
                             1997    800,000  1,950,000  1,988,531        --        716,108(NGH)(10)       --            176,900
                                                                                     60,000(NA)

James M. Kilts............   1999    900,000     --        108,302(8)  7,293,438    500,000(NGH)           --             46,210
  President & Chief                                                                 400,000(NA)
  Executive Officer          1998    900,000    765,000    132,832     2,396,875    389,111(NGH)(10)       --             49,435
                                                                                    415,000(NA)

Richard H. Lenny..........   1999    463,889    640,833     94,068(8)    570,938    200,000(NGH)           --             18,275
  President, Nabisco                                                                110,000(NA)
  Biscuit Company            1998    380,048    335,000     54,905       448,750     60,000(NA)            --            160,625

Douglas R. Conant.........   1999    371,667    645,500     55,467(8)    489,375    175,000(NGH)           --             18,395
  President, Nabisco                                                                 65,000(NA)
  Foods Company...........   1998    345,833    239,000     54,441        18,435     60,000(NA)            --             12,835
                             1997    325,000     82,000     53,768        --         65,000(NA)           632,000         16,770

James E. Healey...........   1999    360,000    518,333     56,509(8)    326,250    150,000(NGH)           --             16,080
  Senior Vice President                                                              65,000(NA)
  & Chief Financial
  Officer

James A. Kirkman III......   1999    290,000    369,917     55,522(8)    228,375    100,000(NGH)           --              8,700
  Senior Vice President,                                                             50,000(NA)
  General Counsel &
  Secretary

David B. Rickard..........   1999    418,333    430,500     88,450(9)     --         --                 3,027,338      7,144,943
  Former Executive Vice      1998    595,833    495,000     64,747       730,000    233,543(NGH)(10)       --             28,375
  President & Chief          1997    386,538    350,000     44,734       975,000    155,450(NGH)(10)       --            261,250
  Financial Officer

William L. Rosoff.........   1999    475,000    525,000     90,408(9)     --         --                 2,612,584      7,231,853
  Former Senior Vice         1998    575,000    462,000     56,807     1,273,125    233,480(NGH)(10)       --             16,500
  President & General
  Counsel

------------------------

(1) None of Messrs. Kilts, Lenny nor Rosoff were employed by the Company or Nabisco prior to 1998. The amounts disclosed for Mr. Rosoff in 1998 reflect the period of that year during which he was employed by the Company.

(2) In lieu of paying Mr. Kilts a bonus for 1999, the Nabisco Board of Directors approved an arrangement under which Nabisco entered into a split-dollar life insurance agreement with Mr. Kilts. The amount of Mr. Kilts' forgone bonus for 1999 was $1,141,000. The bonus amounts shown for 1999 for Messrs. Lenny, Conant, Healey and Kirkman reflect annual cash bonus payments that were based on Nabisco financial objectives and individual performance objectives during 1999. The amounts shown for Messrs. Lenny, Conant, Healey and Kirkman also include a Nabisco retention bonus ($240,833 for Mr. Lenny, $192,500 for Mr. Conant, $173,333 for Mr. Healey and $136,917 for
    Mr. Kirkman) paid under the Nabisco 1998 Retention Program, which was terminated on June 30, 1999 and replaced with the Nabisco 1999 Retention Program. As part of the Nabisco 1999 Retention Program, one-third of the projected 1998 award was paid out by Nabisco in January 2000 in respect of 1999. The 1999 bonuses for Messrs. Goldstone, Rickard and Rosoff were paid by the Company at 150% of the targeted amount.

(3) The 1999 amount shown in the table for Mr. Kilts includes $5,335,938 which represents 125,000 Nabisco contingent performance shares. Such grant to Mr. Kilts has a three-year term and the shares will vest only if Mr. Kilts remains employed through December 31, 2001 and the Nabisco stock price averages at least $57.00 for any consecutive 30-day period before December 31, 2001. The award may be paid either in Nabisco Class A Common Stock or cash. The balance of the 1999 amount for Mr. Kilts and the 1999 amounts shown in the table for Messrs. Lenny, Conant, Healey and Kirkman represent Nabisco restricted stock unit grants made in respect of the 1999 fiscal year under the Nabisco LTIP. These grants will vest in generally equal installments beginning three years after grant, subject to continued employment, and are payable in either shares of Nabisco Class A Common Stock or cash. The 1998 amounts shown in the table for Messrs. Kilts and Lenny represent Nabisco restricted stock grants made in respect of the 1998 fiscal year under the Nabisco LTIP. The 1998 amount shown in the table for Mr. Conant represents a portion of his 1998 annual bonus that was paid to him in 1999 in the form of approximately 415.435 Nabisco restricted stock units that are scheduled to vest on December 31, 2000. NGH refers to shares of Common Stock or related units; NA refers to shares of Nabisco Class A Common Stock or related units.

   As of December 31, 1999, the value of the aggregate number of shares of Common Stock or Nabisco Class A Common Stock, as the case may be, equal to the number of units and/or performance shares and/or restricted shares held by the named executive officers are as follows: Mr. Goldstone (501,725 NGH units/shares), $5,330,828; Mr. Kilts (235,000 NA units/shares), $7,431,875;
    Mr. Lenny (27,500 NA units), $869,688; Mr. Conant (37,415.435 NA units),
    $1,183,263; Mr. Healey (10,000 NA units), $316,250; and Mr. Kirkman (19,500
    NA units), $616,688. Neither Mr. Rickard nor Mr. Rosoff held any units or performance shares at fiscal year end. The 1999 grants may vest earlier than the date shown in certain circumstances. Dividends will be paid on the grants, other than grants of contingent performance shares, to the same extent as for unrestricted shares of Common Stock or Nabisco Class A Common Stock, as appropriate.

(4) The grants shown in the table reflect the number of shares subject to options to purchase Common Stock or Nabisco Class A Common Stock granted to the named executive officers under the NGH LTIP and the Nabisco LTIP, respectively.

(5) In connection with Messrs. Goldstone's, Rickard's and Rosoff's terminations of employment, their PARs and related performance notes were paid out.

(6) The amounts shown in the table for 1999 reflect Company or Nabisco's contributions made on behalf of the named individuals under the Company's or Nabisco's qualified and non-qualified defined contribution plans as follows:

                                           COMPANY MATCHING
                                             CONTRIBUTION     COMPANY CONTRIBUTION
NAME                                       (QUALIFIED PLAN)   (NON-QUALIFIED PLAN)
----                                       ----------------   --------------------
Mr. Goldstone............................       $4,800              $91,200
Mr. Kilts................................        3,900               22,200
Mr. Lenny................................        4,800               13,475
Mr. Conant...............................        4,800               13,595
Mr. Healey...............................        4,800               11,280
Mr. Kirkman..............................        4,800                3,900
Mr. Rickard..............................        4,800              106,986
Mr. Rosoff...............................        4,800              103,337

   The amount shown in the table for Mr. Goldstone for 1999 also includes
    $73,400, which was the 1999 premium for the insurance policy referred to in footnote (7), $3,000,000, which was a special bonus relating to the Distribution, $325,087 reflecting Company contributions for 2000 for the Company's qualified and non-qualified plans, an aggregate of $7,932,654 in severance payments and a $6,400 payment relating to foregone health insurance, all relating to Mr. Goldstone's termination of services as the Company's Chief Executive Officer, and does not reflect the funding or payment of his retirement benefits (See "--Retirement Plans" and "--Agreements with Certain Officers", below). The amount shown in the table for Mr. Kilts for 1999 also includes $20,110, which was the 1999 premium for the insurance policy referred to in footnote (8). The amount shown in the table for Mr. Rickard includes an aggregate of $3,890,007 in severance payments and a $6,400 payment relating to foregone health insurance, all relating to Mr. Rickard's termination of employment. The amount shown in the table for Mr. Rosoff includes an aggregate of $4,057,316 in severance payments and a $6,400 payment relating to foregone health insurance, all relating to Mr. Rosoff's termination of employment. The amounts shown in the table for Messrs. Rickard and Rosoff also include a completion bonus ($522,750 for Mr. Rickard and $510,000 for Mr. Rosoff) in connection with the Distribution and a retention bonus ($2,614,000 for Mr. Rickard and $2,550,000 for Mr. Rosoff) under the Company's 1998 Retention Program, and do not reflect payment of their qualified and non-qualified retirement benefits. (See "--Retirement Plans" and "--Agreements with Certain Officers", below).

(7) Most of the amount shown in the table for Mr. Goldstone for 1999 represents amounts reimbursed by the Company to Mr. Goldstone for certain income tax liabilities related to the funding of his retirement benefits (described under "Retirement Plans") and to his life insurance policy. The amount shown in the table also reflects amounts attributable to Mr. Goldstone's participation in the Company's executive perquisite program, which provides him with supplemental insurance, a leased automobile and an annual allowance ($61,750) which may be used to reimburse miscellaneous expenses and, to the extent not so used, is paid to him in cash. The supplemental insurance consists of medical, dental, business travel accident and, to the extent elected, life, automobile and personal liability insurance.

(8) The amount shown in the table for Mr. Kilts for 1999 includes amounts reimbursed to Mr. Kilts by Nabisco for certain income tax liabilities related to his life insurance policy. The amounts shown in the table for Messrs. Kilts, Lenny, Conant, Healey and Kirkman also reflect amounts attributable to their participation in the executive perquisite program, which provides each of them with supplemental insurance, a leased automobile and an annual allowance ($54,750 for Mr. Kilts, $47,500 for Mr. Lenny, $40,000 for Mr. Conant, $40,000 for Mr. Healey and $40,000 for Mr. Kirkman) which may be used to reimburse miscellaneous expenses and, to the extent not so used, is paid in cash. The supplemental insurance consists of medical, dental, business travel accident and, to the extent elected, life, automobile and personal liability insurance.

(9) The amounts shown in the table for Messrs. Rickard and Rosoff for 1999 include amounts attributable to their participation in the Company's executive perquisite program, which provides them with supplemental insurance, a leased automobile and an annual allowance ($47,500 for Mr. Rickard and $47,500 for Mr. Rosoff) which may be used to reimburse miscellaneous expenses and, to the extent not so used, is paid in cash. The supplemental insurance consists of medical, dental, business travel accident and, to the extent elected, life, automobile and personal liability insurance.

(10) Reflects equitable adjustment of NGH options in the Distribution noted above.

LONG-TERM INCENTIVE COMPENSATION

    The Company maintains the NGH LTIP to provide executives with long-term performance-based incentive compensation. Nabisco maintains the Nabisco LTIP to provide executives with long-term performance-based incentive compensation. The following table identifies the grants of stock options granted under the NGH LTIP to named executive officers in 1999. For Messrs. Goldstone, Kilts, Lenny, Conant, Healey and Kirkman, the table includes options to purchase shares of Nabisco Class A Common Stock granted in 1999 pursuant to the Nabisco LTIP. All of the stock options identified on the following table have exercise prices equal to the per-share fair market value of the covered securities on the date of grant.

                      OPTION GRANTS IN FISCAL YEAR (1999)

                                               PERCENT OF TOTAL
                                                   OPTIONS
                       NO. OF SECURITIES          GRANTED TO
                       UNDERLYING OPTIONS         EMPLOYEES        EXERCISE PRICE                        GRANT DATE
NAME                   GRANTED (#)(1)(2)      IN FISCAL YEAR (3)     ($/SHARE)      EXPIRATION DATE   PRESENT VALUE (4)
----                   ------------------     ------------------   --------------   ---------------   -----------------
Mr. Goldstone........      1,059,876(NGH)             35.51%           $17.949          1/15/09           $6,073,089
                             100,000(NA)               2.78%            39.938          1/15/09            1,305,000
Mr. Kilts............        500,000(NGH)             16.75%            20.125          7/14/09            3,215,000
                             400,000(NA)              11.12%            42.813          2/10/09            5,596,000
Mr. Lenny............        200,000(NGH)              6.70%            20.125          7/14/09            1,286,000
                             110,000(NA)               3.06%            42.813          2/10/09            1,538,900
Mr. Conant...........        175,000(NGH)              5.86%            20.125          7/14/09            1,125,250
                              65,000(NA)               1.81%            42.813          2/10/09              909,350
Mr. Healey...........        150,000(NGH)              5.03%            20.125          7/14/09              964,500
                              65,000(NA)               1.81%            42.813          2/10/09              909,350
Mr. Kirkman..........        100,000(NGH)              3.35%            20.125          7/14/09              643,000
                              50,000(NA)               1.39%            42.813          2/10/09              699,500
Mr. Rickard..........             --                     --                 --               --                   --
Mr. Rosoff...........             --                     --                 --               --                   --

------------------------

(1) NGH refers to options to purchase shares of Common Stock granted pursuant to the NGH LTIP. The NGH stock option grants to Messrs. Kilts, Lenny, Conant, Healey and Kirkman become vested and exercisable over three years in accordance with the following schedule: 33% on each of the first and second anniversaries of the date of grant and 34% on the third anniversary of the date of grant. All of the stock options have 10 year terms, but are subject to earlier cancellation in certain circumstances. Mr. Goldstone's NGH options are vested and have been equitably adjusted to reflect the Distribution.

(2) NA refers to options to purchase shares of Nabisco Class A Common Stock granted pursuant to the Nabisco LTIP. The NA stock options vest over three years in accordance with the following schedule: 33% on each of the first and second January 1 following the date of grant and 34% on the third January 1 following the date of grant, but may not be exercised until the third anniversary of the date of grant. The stock options have a term of 10 years from the date of grant, but are subject to earlier cancellation in certain circumstances.

(3) The percentages shown in this column represent the percentage of all options to purchase Common Stock and Nabisco Class A Common Stock granted in 1999 under the NGH LTIP and the Nabisco LTIP, respectively.

(4) The grant date present values shown in the table were determined pursuant to the Black-Scholes option valuation model (a widely used stock option valuation methodology), using the following assumptions. For NGH options: stock price volatility factor of .2830; dividend yield of 1.81%; interest rate of 4.62%; and a seven-year term. For NA options: stock price volatility factor of .2830; dividend yield of 1.65%; interest rate of 4.62%; and a seven year-term. There were no adjustments made for non-transferability or risk of forfeiture. The actual value, if any, that an executive officer may realize from his or her stock options (assuming that they are exercised) will depend solely on any gain in stock price over the exercise price when the shares are sold.

    Certain options granted in prior years to Mr. Goldstone under the NGH LTIP were conditioned on the purchase by him of Common Stock. In connection with the purchase of Common Stock under the NGH LTIP, he was permitted to borrow on a secured basis from the Company the purchase price for the shares of the purchased stock, plus an additional amount to pay taxes, if any, due on any taxable income recognized in connection with such purchases. For Mr. Goldstone, the annual interest rate was 6.26% (the applicable federal rate for long-term loans as of December 1995). The indebtedness, plus accrued interest, was repaid by Mr. Goldstone in 2000. The largest aggregate amount of Mr. Goldstone's outstanding indebtedness to the Company in 1999 was $642,671. During 1996, Nabisco permitted Mr. Goldstone to purchase Nabisco Class A Common Stock from Nabisco's predecessor at a price equal to the fair market value of such stock on the date of purchase. In connection with the purchase, Mr. Goldstone was permitted to borrow on a secured basis from Nabisco's predecessor the purchase price for the shares of the purchased stock. The current annual interest rate was set at 6.72%, the then applicable federal rate for long-term loans. The indebtedness, plus accrued interest and taxes, must be repaid upon the earlier of sale of the shares or termination of plan participation. As of March 31, 2000, Mr. Goldstone's outstanding indebtedness to Nabisco in connection with his loan was $635,565.

    The following table provides information relating to the number and value of shares of Common Stock and Nabisco Class A Common Stock subject to options held by the named executive officers as of December 31, 1999. There were no stock option exercises during 1999 by any of the named individuals.

                          AGGREGATED OPTION VALUES AT
                           FISCAL YEAR-END (12/31/99)

                                     NO. OF SECURITIES UNDERLYING                 VALUE OF UNEXERCISED,
                                        UNEXERCISED OPTIONS AT                IN-THE-MONEY OPTIONS HELD AT
                                           FY-END(#)(1)(2)                            FY-END($)(3)
                                 ------------------------------------        -------------------------------
                                 EXERCISABLE            UNEXERCISABLE        EXERCISABLE       UNEXERCISABLE
                                 -----------            -------------        -----------       -------------
Mr. Goldstone..................   3,021,323(NGH)(4)         --                  --                 --
                                    460,000(NA)             --                  --                 --

Mr. Kilts......................     128,407(NGH)(4)        760,704(NGH)         --                 --
                                     --                    815,000(NA)          --                 --

Mr. Lenny......................      --                    200,000(NGH)         --                 --
                                     --                    170,000(NA)          --                 --

Mr. Conant.....................      --                    175,000(NGH)         --                 --
                                    149,852(NA)            190,000(NA)        $282,247             --

Mr. Healey.....................      --                    150,000(NGH)         --                 --
                                     --                    165,000(NA)          --                 --

Mr. Kirkman....................      --                    100,000(NGH)         --                 --
                                    142,097(NA)            130,000(NA)        $384,981             --

Mr. Rickard....................     388,993(NGH)(4)         --                  --                 --

Mr. Rosoff.....................     233,480(NGH)(4)         --                  --                 --

------------------------

(1) Some of the unexercisable stock options are vested but not exercisable.

(2) NGH refers to shares of Common Stock; NA refers to shares of Nabisco Class A Common Stock.

(3) Calculated based on the excess of the fair market value on December 31, 1999 of Common Stock ($10.625) or Nabisco Class A Common Stock ($31.625), as appropriate, over the option exercise price.

(4) The NGH options held by Messrs. Goldstone, Kilts, Rickard and Rosoff have been equitably adjusted to reflect the Distribution.

    The regular annual 1999 long-term incentive grants for Messrs. Rickard and Rosoff were made in the form of PARs which are appreciation rights on performance notes (phantom units whose value may fluctuate up and down based on attainment of financial performance objectives that are derived from the Company's or an operating company's long-term strategic plan). PARs granted to Messrs. Rickard and Rosoff were a combination of appreciation rights on Nabisco performance notes (10%), RJRT Company performance notes (45%), and R.J. Reynolds International performance notes (45%). The PARs had an initial value of $39 for Nabisco performance notes, $29 for RJRT performance notes and $29 for R.J. Reynolds International performance notes. Upon a change of control or a spin-off (as defined below), the PARs will have a value based on the value of the related performance notes on the date immediately prior to the change of control or the spin-off.

    The following table sets forth the PARs that were granted to the named executive officers in 1999. Because the future value of PARs will depend solely on Company (or operating company) performance, there is no minimum or maximum payout amount. The values of the 1999 PARs as paid out are included in the footnote to the table.

                            LONG TERM INCENTIVE PLAN
                           AWARDS IN FISCAL YEAR 1999

                                                             AWARDS
                                         ----------------------------------------------
                                                                      PERFORMANCE OR
                                           NO. OF PERFORMANCE       OTHER PERIOD UNTIL
NAME                                     APPRECIATION RIGHTS (1)   MATURATION OR PAYOUT
----                                     -----------------------   --------------------
                                                PERFORMANCE APPRECIATION RIGHTS
                                         ----------------------------------------------
Mr. Goldstone..........................               --                 --
Mr. Kilts..............................               --                 --
Mr. Lenny..............................               --                 --
Mr. Conant.............................               --                 --
Mr. Healey.............................               --                 --
Mr. Kirkman............................               --                 --
Mr. Rickard............................          357,000                 --
Mr. Rosoff.............................          357,000                 --

------------------------

(1) Upon termination of employment, Messrs. Rickard and Rosoff each received payment of $1,751,531 in respect of the PARs.

RETIREMENT PLANS

    The named executive officers participate in qualified and non-qualified noncontributory defined benefit retirement plans maintained by Nabisco.

    Mr. Goldstone also participates in a Supplemental Executive Retirement Plan (the "SERP") maintained by the Company. Benefits under the SERP are payable only after certain terminations. The following table shows the estimated annual benefits payable upon retirement under the SERP, as described in the preceding paragraph. The retirement benefits shown are computed prior to being offset for Social Security and are based upon retirement at age 60 and the payment of a single-life annuity to the employee.

                                                ESTIMATED ANNUAL RETIREMENT BENEFITS
AVERAGE FINAL COMPENSATION                        WITH 20 OR MORE YEARS OF SERVICE
--------------------------                      ------------------------------------
$ 900,000.....................................               $  450,000
 1,000,000....................................                  500,000
 1,200,000....................................                  600,000
 1,600,000....................................                  800,000
 2,000,000....................................                1,000,000
 2,400,000....................................                1,200,000
 2,800,000....................................                1,400,000
 3,200,000....................................                1,600,000
 3,600,000....................................                1,800,000

    For purposes of determining retirement benefits under the table above, "Average Final Compensation" consists of the annualized sum of base salary, bonus in the year earned and pre-tax contributions to plans maintained under section 401(k) and 125 of the Code, and is determined by considering the 36 consecutive months that yield the highest average compensation during the participant's last 60 months of service. If the participant has fewer than 36 months of service, all months are considered. Average Final Compensation as of December 31, 1999 was $3,066,994 for Mr. Goldstone. Mr. Goldstone will be deemed to have more than 20 years of credited service at age 60 (giving effect to individual arrangements).

    The Company has purchased annuity contracts to provide retirement benefits under the SERP for Mr. Goldstone. The annuity contracts cover Mr. Goldstone's after-tax vested benefits, reduced by his vested benefit under the Company's qualified pension plan. In 1999 and 2000, the Company purchased annuity contracts to cover the retirement benefits accrued in 1998 and 1999 for Mr. Goldstone. The value of the annuity contracts was delivered to Mr. Goldstone early in 2000 after his termination.

    Retirement benefits for Messrs. Kilts, Lenny, Conant, Healey, Rickard and Rosoff are determined by the formula under a non-contributory qualified defined benefit plan maintained by Nabisco that has no Social Security offset. The following table shows the estimated annual single life annuity payable at age 65 under the plan:

                      ESTIMATED ANNUAL RETIREMENT BENEFITS

                                                                 YEARS OF SERVICE
                                 --------------------------------------------------------------------------------
AVERAGE FINAL COMPENSATION          10          15          20          25          30          35          40
--------------------------       --------    --------    --------    --------    --------    --------    --------
$ 300,000....................     50,938      70,153      87,736     102,236     113,474     121,630     128,155

  500,000....................     85,736     117,999     147,544     171,832     190,682     204,275     215,149

  700,000....................    120,534     165,846     207,353     241,427     267,889     286,919     302,143

  900,000....................    155,332     213,693     267,161     311,023     345,097     369,564     389,138

1,100,000....................    190,129     261,540     326,970     380,618     422,304     452,209     476,132

1,300,000....................    224,927     309,387     386,779     450,214     499,512     534,853     563,126

1,500,000....................    259,725     357,234     446,587     519,809     576,719     617,498     650,121

1,700,000....................    294,523     405,081     506,396     589,405     653,927     700,143     737,115

1,900,000....................    329,320     452,928     566,205     659,000     731,134     782,787     824,110

2,100,000....................    364,118     500,775     626,013     728,595     808,342     865,432     911,104

2,300,000....................    398,916     548,621     685,822     798,191     885,549     948,076     998,098

    For plan purposes, compensation includes base salary, annual bonus (in the year earned) and certain other payments. "Average Final Compensation" under the plan is determined by considering the 36 consecutive months that yield the highest average annual compensation during the participant's last 60 months of service. If the participant has fewer than 36 months of service, all months are considered. Average Final Compensation as of December 31, 1999 was: for
Mr. Kilts $1,855,542; for Mr. Lenny $823,480; for Mr. Conant $606,333; for
Mr. Healey $594,552; for Mr. Rickard (as of termination date) $1,171,562 and for Mr. Rosoff (as of termination date) $1,125,358. Except as noted, estimated years of credited service (rounded to the nearest year) at age 65 was for Mr. Kilts
15 years; for Mr. Lenny 19 years; for Mr. Conant 24 years; for Mr. Healey
9 years; for Mr. Rickard 5 years (as of termination date) and for Mr. Rosoff 15 years (as of termination date) (in each case giving effect to Messrs. Rickard's and Rosoff's individual arrangements). In connection with Mr. Rickard's and Mr. Rosoff's terminations of employment, they received lump sum payments of $782,976 and $2,494,802, respectively.

    Retirement benefits for Mr. Kirkman are determined by a grandfathered formula under a non-contributory qualified defined benefit plan maintained by Nabisco. The following table shows the estimated annual single annuity payable at age 65 under the grandfathered formula prior to being offset for Social Security.

                      ESTIMATED ANNUAL RETIREMENT BENEFITS

                                                            YEARS OF SERVICE
                                                           -------------------
                                                                         35
AVERAGE FINAL COMPENSATION                                    30      OR MORE
--------------------------                                 --------   --------
$300,000.................................................   131,250   150,000
 400,000.................................................   175,000   200,000
 500,000.................................................   218,750   250,000
 600,000.................................................   262,500   300,000

    For plan purposes, compensation includes base salary, annual bonus (in the year earned) and certain other payments. "Average Final Compensation" under the plan is determined by considering the 60 consecutive months that yield the highest average annual compensation during the participant's last 120 months of service. If the participant has fewer than 60 months of service, all months are considered. Average Final Compensation as of December 31, 1999 was $472,914 for Mr. Kirkman. Estimated years of credited service (rounded to the nearest year) at age 65 for Mr. Kirkman were 37 years.

AGREEMENTS WITH CERTAIN OFFICERS

    The Company and Nabisco were parties to an employment agreement with Mr. Goldstone pursuant to which Mr. Goldstone served as Chairman, Chief Executive Officer and President of the Company and Nabisco. As noted below, this employment agreement has been superseded and revoked by an agreement entered into in connection with Mr. Goldstone's termination of service as Chief Executive Officer and President and pursuant to which Mr. Goldstone agreed to continue to serve as Chairman of the Board and of the Nabisco Board of Directors. Pursuant to his employment agreement, Mr. Goldstone was entitled to an annual base salary of at least $1.25 million per year and an annual target bonus opportunity of 100% of his base salary. For 1999, Mr. Goldstone earned an annual bonus equal to 150% of his target amount. The employment agreement provided that Mr. Goldstone is eligible for retiree medical coverage, for which purpose he is deemed to be at least age 55 with the maximum creditable years of service. The employment agreement also provided that Mr. Goldstone would participate in the SERP, credited with 13.5 years of service in addition to his actual service with Nabisco in order to address retirement benefits foregone from Mr. Goldstone's prior employer. Mr. Goldstone's after-tax benefit under the SERP was required to be funded on a current basis, with Mr. Goldstone reimbursed for taxes incurred as a result of funding this arrangement. Under the employment agreement, Mr. Goldstone was provided with life insurance, on a tax-reimbursed basis, with a face amount of $3 million.

    Because Mr. Goldstone's employment terminated during the 24-month period following a spin-off of one of the Company's major business units (a "Spin-off"), which occurred upon the Distribution, the employment agreement provided for severance benefits as well as compensation and benefits consistent with the provisions applicable under the Company's retention program (the "Retention Program") applicable to corporate headquarters employees and certain other key employees. Accordingly, Mr. Goldstone will receive retirement credits, welfare benefits and certain perquisites (collectively, "Continued Benefits") for the three-year period following termination of employment. Mr. Goldstone also received a lump sum severance benefit equal to three times the sum of his base salary and target annual bonus at termination. Mr. Goldstone also was reimbursed for unused vacation and his SERP benefit was fully funded and delivered to him on an after-tax basis. Upon a change of control, all of Mr. Goldstone's outstanding stock options under the LTIP and a predecessor plan (all of which vested upon Mr. Goldstone's termination of service as Chief Executive Officer) will be cashed-out at the higher of the difference between the option price and the market price or the value of the options using a specified Black-Scholes methodology. If a "parachute" excise tax is imposed on any payments to Mr. Goldstone, he will be entitled to tax reimbursement payments.

    In connection with Mr. Goldstone's termination of service as Chief Executive Officer, the Company and Mr. Goldstone entered into an agreement which implemented Mr. Goldstone's employment agreement, confirmed Mr. Goldstone's benefits under such agreement and as set forth in the Summary Compensation Table, and released the Company from liability in connection with such termination. The Company and Mr. Goldstone also entered into an agreement revoking Mr. Goldstone's employment agreement and providing that Mr. Goldstone will serve as Chairman of the Board and of the Nabisco Board of Directors. While serving as Chairman of both Boards of Directors, Mr. Goldstone will receive an annual fee of $1,250,000 in lieu of any other compensation or benefits. The agreement also provides for tax-reimbursement payments in connection with Mr. Goldstone's use of Company facilities.

    Mr. Kilts is a party to an employment agreement with Nabisco, Nabisco, Inc. and the Company pursuant to which Mr. Kilts serves as President and Chief Executive Officer of Nabisco, Nabisco, Inc. and the Company and as a member of the Board of Directors of Nabisco, Nabisco, Inc. and the Company. Pursuant to the employment agreement, Mr. Kilts is entitled to receive an annual base salary of at least $1,000,000 per year and is eligible for an annual target bonus opportunity of not less than 100% of his base salary for the relevant year. Upon his completion of five years of active service (or certain earlier involuntary terminations of employment), Mr. Kilts is entitled to a minimum annual pension of $200,000 (payable generally as a single life annuity beginning at age 60). Under the employment agreement, Nabisco also provides Mr. Kilts with life insurance, on a tax-reimbursed basis, with a face amount of $1 million and will provide Mr. Kilts with retiree medical coverage (with a minimum of 10 years credited service) upon his retirement or after age 55.

    The employment agreement provides that if Mr. Kilts' employment is terminated without "cause" or if Mr. Kilts terminates his employment for "good reason", then he will be entitled to two times his annual salary and annual target bonus opportunity, payable over three years and benefit continuation for three years (provided that, in the event of such a termination within twenty-four months following a change of control, Mr. Kilts will be entitled to three times such salary and bonus payable in a lump sum and certain enhanced benefits) and annual incentive awards will vest pro-rata and be paid in a lump sum. In addition, Mr. Kilts will be entitled to certain other benefits, including the lapse of restrictions on restricted stock and the vesting of all outstanding stock options under the LTIP and a predecessor plan or the Nabisco LTIP. "Cause" includes a crime involving moral turpitude or misconduct materially damaging to Nabisco, Nabisco, Inc. or the Company. "Good reason" includes a reduction in Mr. Kilts' responsibilities, a reduction in his salary or certain incentive opportunities, relocation, or a change of control or divestiture of Nabisco or Nabisco, Inc. following which the Chairman of Nabisco is anyone other than the immediately prior Chairman of the Company. Compensation continuance is based on the highest annual rate of salary in effect prior to termination or a change of control and the higher of the current target incentive award opportunity for the calendar year in which employment terminates or a change of control occurs, or, if higher, the actual award for the prior year. If a "parachute" excise tax is imposed on any payments to Mr. Kilts, he will be entitled to tax reimbursement payments.

    Each of Messrs. Lenny, Conant, Healey and Kirkman is a party to an employment agreement with Nabisco, Nabisco, Inc. and the Company which provides that if the executive's employment is involuntarily terminated other than for "cause" or if the executive terminates his employment for "good reason", he will be entitled to two years base salary plus bonus, payable over three years and benefit continuation for three years (provided that, in the event of such a termination within twenty-four months following a change of control, such salary and bonus is payable in a lump sum and the continued benefits are enhanced) and certain other benefits, including the vesting pro-rata and payment in a lump sum of annual incentive awards. For these purposes, "cause" generally includes certain criminal conduct, certain other misconduct and the failure to perform certain employment duties; and "good reason" generally includes, but is not limited to, certain reductions in duties, pay, grade, or incentive opportunities, and relocation. Compensation continuance is based on the highest annual rate of salary in effect prior to termination or a change of control and the higher of the current target incentive award opportunity for the calendar year in which employment terminates or a change of control occurs, or, if higher, the actual award for the prior year. Upon a change of control, annual incentive awards will be paid on a pro-rata basis, all vested and unvested retention awards under the Nabisco 1999 Retention Program will be paid in a lump sum, restrictions on restricted stock will lapse, and all outstanding stock options under the LTIP and a predecessor plan or the Nabisco LTIP will vest. In the event that a "parachute" excise tax is imposed on any payments to any of Messrs. Lenny, Conant, Healey and Kirkman, he will also be entitled to tax reimbursement payments.

    The Company and Nabisco were parties to an agreement with Mr. Rickard which provided for certain benefits if, during the 24-month period following a Spinoff, Mr. Rickard's employment were terminated by the Company without "cause" or by Mr. Rickard for "good reason". The Distribution constituted a Spin-off under Mr. Rickard's employment agreement. Upon his termination, Mr. Rickard received a lump sum severance benefit of two times the sum of his annual salary and annual target bonus opportunity. Mr. Rickard will also receive Continued Benefits for the three-year period following his termination. In addition, Mr. Rickard received lump sum payments of the present value of his non-qualified and qualified retirement benefits, his flexible perquisites, his Retention Program awards, his annual incentive awards and his PARs and performance notes. Restrictions on his restricted stock lapsed upon Mr. Rickard's termination of employment. Upon a change of control, all Mr. Rickard's outstanding stock options under the LTIP and a predecessor plan (all of which became fully vested on Mr. Rickard's termination) will be cashed-out at the higher of the difference between the option price and the market price or the value of the options using a specified Black-Scholes methodology. If a "parachute" excise tax is imposed on any payments to Mr. Rickard, he will be entitled to tax reimbursement payments.

    In connection with Mr. Rickard's termination of employment, the Company and Mr. Rickard entered into an agreement which implemented Mr. Rickard's employment agreement and confirmed Mr. Rickard's receipt of the benefits under such agreement, the Retention Program and the severance and bonus payments noted in the Summary Compensation Table, and under which Mr. Rickard released the Company from liability in connection with such termination.

    The Company and Nabisco were parties to an employment agreement with Mr. Rosoff, pursuant to which Mr. Rosoff was entitled to an annual base salary of at least $600,000 per year and an annual target bonus opportunity of 70% of his base salary. For 1999, Mr. Rosoff earned an annual bonus equal to 150% of his target amount. His employment agreement also provided that, for pension calculation purposes, Mr. Rosoff would be credited with ten years of additional service in addition to his actual service with Nabisco in order to address retirement benefits foregone from Mr. Rosoff's prior employer. The employment agreement also provided certain benefits if Mr. Rosoff's employment terminated without "cause" or for "good reason". Upon Mr. Rosoff's termination, he received a lump sum severance benefit of two times the sum of his annual salary and annual target bonus opportunity. Mr. Rosoff will also receive Continued Benefits for the three-year period following his termination. In addition, Mr. Rosoff received lump sum payments of his non-qualified and qualified retirement benefits, his flexible perquisites, his Retention Program awards, his annual incentive awards and his PARs and performance notes. Restrictions on his restricted stock lapsed upon Mr. Rosoff's termination of employment. Upon a change of control, all Mr. Rosoff's outstanding stock options under the LTIP and a predecessor plan (all of which became fully exercisable on Mr. Rosoff's termination), will be cashed-out at the higher of the difference between the option price and the market price or the value of the options using a specified Black-Scholes methodology. If a "parachute" excise tax is imposed on any payments to Mr. Rosoff, he will be entitled to tax reimbursement payments.

    In connection with Mr. Rosoff's termination of employment, the Company and Mr. Rosoff entered into an agreement which implemented Mr. Rosoff's employment agreement, confirmed Mr. Rosoff's receipt of the benefits under such agreement, the Retention Program and the severance and bonus payments noted in the Summary Compensation Table, and under which Mr. Rosoff also released the Company from liability in connection with such termination.

DIRECTORS' COMPENSATION

    Directors who are not employees of the Company or its subsidiaries ("Outside Directors") receive an annual retainer fee of $50,000 per year, plus attendance fees of $1,500 for each meeting, including certain designated days during which the Board (or a committee of the Board) conducts Company business. In addition, Outside Directors who are committee members receive committee attendance fees of $1,500 for each meeting and committee chairs each receive a $5,000 annual retainer. The Company offers Outside Directors life insurance having a death benefit of up to $100,000, participation in a charitable giving program (pursuant to which directors with at least three years of service may direct that up to $1 million be contributed to eligible charitable institutions following the director's death), a matching grants program and supplemental insurance programs. Each Outside Director, upon becoming a director, is granted an option pursuant to a stock option plan to purchase 6,000 shares of Common Stock. The options have an exercise price equal to the fair market value of the Common Stock on the date of grant. They cannot be exercised for six months following the date of grant but, thereafter, are exercisable for ten years from the date of grant. In addition, an Outside Director receives an annual grant of stock options which is made on the date of the director's election or re-election to the Board determined pursuant to a formula set forth in the applicable plan. In 1999, each eligible director as of the May 1999 annual meeting received an annual stock option to purchase 1,500 shares of Common Stock at an exercise price of $27.483 (the fair market price of Common Stock on the date of grant). These options have been equitably adjusted to reflect the Distribution. The annually granted stock options have a ten year term and vest over three years (33% on the first and second anniversaries of the date of grant and 34% on the third anniversary). In addition, in lieu of an annual accrual under the Directors Retirement Plan (which was terminated in 1996), each Outside Director receives an annual grant of 1,000 common stock units that are not paid until termination of the director's services. This stock unit grant is made on the date of the director's election or re-election to the Board.

    No compensation is paid to directors who are employees of the Company or its subsidiaries in their capacity as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee currently consists of General Chain,
Mr. Clendenin and Ms. Ridgway. There are no Compensation Committee interlocks or insider participation.

                               PERFORMANCE GRAPH

            RJR NABISCO HOLDINGS CORP./NABISCO GROUP HOLDINGS CORP. CUMULATIVE TOTAL RETURNS -- RN/NGH STOCK, S&P500 INDEX, S&P FOOD INDEX
                                 12/29/95 = 100

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          RN/NGH  SP500  SPFOOD
12/29/95     100    100     100
3/31/96      100    105     102
6/30/96      106    110     104
9/30/96       89    113     114
12/31/96     117    123     119
3/31/97      113    126     128
6/30/97      118    148     145
9/30/97      124    159     151
12/31/97     138    164     170
3/31/98      117    187     181
6/30/98       90    193     182
9/30/98       98    174     160
12/31/98     117    211     183
3/31/99      101    221     158
6/30/99      120    237     165
9/30/99       93    222     154
12/31/99      67    255     144

------------------------

1 On June 14, 1999, RN, the predecessor to the Company, distributed all the common stock of its subsidiary, RJRT, to its stockholders, as a dividend, on the basis of 1 RJRT share for every 3 shares of RN common stock a stockholder owned. For purposes of this Graph, the RJRT shares distributed were deemed reinvested in Company Common Stock on June 15, 1999. The value of the distributed RJRT shares is based on RJRT's $32 7/16 closing price on June 15, 1999.

2 Total returns assume $100 invested on December 29, 1995 in common stock of RJR Nabisco Holdings Corp. ("RN") (the predecessor to the Company), the S&P 500 Index, and the S&P Food Index with reinvestment of dividends.

RN=12/29/95-6/14/99, NGH=6/15/99-12/31/99.

    The graph above reflects the Company's exit from the tobacco business as a result of the Distribution, and the Company's current business, which is the food business conducted by Nabisco and its subsidiaries. The graph below, as required by SEC regulations, reflects performance for the period noted presented on the basis of the performance graph contained in last year's proxy statement.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          RN/NGH COMMON STOCK  S&P FOOD/TOBACCO  S&P 500
12/30/94                  100               100      100
3/31/95                   107               110      110
                          102               123      120
9/29/95                   121               134      130
12/29/95                  116               147      137
3/29/96                   116               145      145
                          123               164      151
9/30/96                   103               154      156
12/31/96                  136               183      169
3/31/97                   131               189      173
                          137               217      204
9/30/97                   144               213      219
12/31/97                  160               236      225
3/31/98                   136               229      257
                          105               222      265
9/30/98                   114               238      239
12/31/98                  136               277      289
3/31/99                   117               204      304
                          140               228      325
9/30/99                   108               203      305
12/31/99                   77               158      350

1. The S&P Food/Tobacco Index is a weighted average of the separate S&P Food and Tobacco indices based on the 1999 proxy assumptions of 66% of Company operating income from tobacco operations and 34% of Company operating income from food operations throughout the indicated time periods.

2. Total returns assume $100 invested on December 31, 1994 in RN (the predecessor to the Company), the S&P 500 Index and the S&P Food/Tobacco Index with reinvestment of dividends.

                         COMPENSATION COMMITTEE REPORT

    This report to the stockholders by the Compensation Committee (the "Committee") of the Board reflects the executive compensation policies and practices of the Company and its subsidiaries during 1999. The Committee is responsible for executive compensation and oversees the administration of the Company's executive compensation programs and plans. The Committee reports regularly to the Board, and the Board is periodically asked to ratify Committee actions. During 1999, the Committee consisted of Directors who were not employees of the Company or any of its subsidiaries, and who, therefore, were not eligible to participate in any of the Company's executive compensation programs or plans. During 1999, the Compensation Committee of the Nabisco Board of Directors (the "Nabisco Committee") determined the compensation of Messrs. Kilts, Lenny, Conant, Healey and Kirkman.

EXECUTIVE COMPENSATION PRINCIPLES AND POLICIES

    In determining the amounts, composition, and terms and conditions of the compensation for executive officers of the Company, the Committee is guided by two principles: (1) compensation opportunities must enable the Company to attract and retain individuals with the high caliber of talent and skills critical to the Company's success and (2) a substantial portion of each executive officer's compensation must be tied to quantifiable measures of the Company's financial results from operations and/or stock price performance. These principles are reflected in the actions discussed below relating to salaries, annual incentives and long-term incentives.

    As noted in previous reports, federal tax law limits the ability of publicly-traded companies to secure an income tax deduction for compensation paid to certain highly compensated individuals. Although the Committee has taken actions to limit the impact of this law, the Committee believes that the tax deduction limitation should not be permitted to compromise the Company's ability to design and maintain executive compensation agreements that will attract and retain the executive talent required to compete successfully on a global basis. Accordingly, achieving the desired flexibility in the design and delivery of compensation may occasionally result in some compensation that is not deductible for federal income tax purposes.

MAJOR COMPENSATION COMPONENTS

    The compensation program for executive officers is composed of annual compensation, long-term compensation and benefits. In determining appropriate compensation plans and levels, the Committee relies on independent outside consultants who provide survey and other data regarding the compensation practices of companies that are representative of the size and type of company with which the Company competes in the marketplace for executive talent. This is a broader and more diverse group of companies than used for the peer company index in the Performance Graph mandated by the SEC which appears on page 23. The base salary and targeted incentive compensation levels of the comparator companies are used by the Committee in determining base salary and targeted incentive compensation levels of executive officers of the Company, as described below.

EXECUTIVE CHANGES

    Mr. Kilts became Chief Executive Officer of the Company on December 30, 1999, the date Mr. Goldstone's employment terminated. Mr. Kilts is compensated by Nabisco and Nabisco, Inc. Mr. Goldstone will continue to serve as Chairman of the Board and of the Nabisco Board of Directors. Messrs. Lenny, Conant, Healey and Kirkman are compensated by Nabisco and Nabisco, Inc. The employment of Messrs. Rickard and Rosoff terminated on August 31, 1999 and October 15, 1999, respectively.

ANNUAL COMPENSATION

    The annual compensation for each of the named executive officers is composed of salary and an annual target bonus opportunity. In general, executive officer salaries are targeted to reflect the median of competitive practices, as reflected in salary survey data used by the Committee for comparison purposes. Annual compensation levels (salary plus annual target bonus opportunity) are generally set at or between the median and the 75th percentile of the compensation practices of comparator companies. Performance objectives for the Company and its operating companies were established in early 1999.

    A senior executive will receive an increase in salary and/or annual target bonus opportunity only when performance warrants or the Committee determines that either a change in the individual's responsibilities or market conditions warrant such an action.

    The bonus amounts shown in the summary compensation table were based on performance ratings for the financial performance of the businesses for which the individual is responsible or performs services. The measure of financial performance for Messrs. Goldstone, Rickard and Rosoff was the Company's Cash Net Income.

    For Messrs. Kilts, Lenny, Conant, Healey and Kirkman, the actual bonus earned for 1999 and shown in the Summary Compensation Table, was paid by Nabisco, Inc., based principally on the attainment of financial performance objectives by Nabisco and partly on individual performance. For
Messrs. Goldstone, Rickard and Rosoff, the actual bonus earned for 1999 and shown in the Summary Compensation Table was 150% of target, and was based on the Committee's anticipation that overall performance would exceed the pre-determined goals.

LONG-TERM COMPENSATION

    In determining the size of the regular long-term incentive grants, the Committee targets between the median and the 75th percentile of combined competitive stock options and other long-term incentive opportunities at comparator companies. In making such grants, the Committee does not take into account whether an executive has exercised or continues to hold previously granted stock options.

    The Committee has historically relied on a mix of various forms of stock-based grants and multi-year incentive opportunities to motivate executives to maintain a longer-term perspective. In 1999, the Company's regular long-term incentive grant to Mr. Goldstone was made in a combination of Company and Nabisco stock options (as described below under Chief Executive Officer's Compensation).

    The regular 1999 grants for Messrs. Kilts, Lenny, Conant, Healey and Kirkman were determined by the Nabisco Committee and were made in the form of Nabisco stock options. In addition, in 1999 Messrs. Kilts, Lenny, Conant, Healey and Kirkman received a special one-time grant of Company options to ensure they had meaningful incentive opportunities linked to Company performance. These special Company option grants are set forth in the Summary Compensation Table and Option Grants Table. Also in 1999, Nabisco granted to Messrs. Kilts, Lenny, Conant, Healey and Kirkman an extraordinary grant of Nabisco restricted stock units to recognize their superior performance and Nabisco performance. These Nabisco restricted stock unit grants are set forth in the Summary Compensation Table.

    In addition, retention bonuses, computed based on base salary and targeted bonus as determined by the Nabisco Committee, will be paid by Nabisco to each of Messrs. Lenny, Conant, Healey and Kirkman if such executives do not terminate employment with Nabisco prior to June 30, 2002. Mr. Kilts does not participate in this program.

CHIEF EXECUTIVE OFFICERS' COMPENSATION

    Mr. Goldstone's compensation for 1999 was determined by his performance and by the terms of his employment agreement with the Company. The terms of Mr. Goldstone's employment agreement are discussed in detail beginning on page 19.

    Mr. Goldstone's contractual annual compensation, comprised of annual base salary of $1,250,000 and an annual target bonus opportunity of 100% of his annual base salary, was intended to be consistent with the Committee's targeted annual compensation levels, which are generally set to reflect the 75th percentile of the compensation practices of comparator companies. As in prior years, Mr. Goldstone agreed to a reduction of his annual salary to $800,000 in exchange for an increase in his annual target bonus opportunity to reflect the reduction.

    Mr. Goldstone's 1999 annual bonus award was based on a performance schedule adopted by the Committee in early 1999 using the Company's annual cash net income as the performance measure. Mr. Goldstone's 1999 cash bonus award also reflects the Committee's assessment of his critical role in guiding the Company through a difficult legal and political environment, while maintaining the Company's focus on producing consistent and improving operating results, specifically including the Company's 1999 cash net income performance.

    As in prior years, Mr. Goldstone's 1999 long-term incentive grants were in a combination of Common Stock incentives and Nabisco Class A Common Stock incentives, in recognition of Mr. Goldstone's oversight role with respect to Nabisco.

    The Nabisco Committee set Mr Kilts' 1999 annual base salary at $900,000 and 1999 target annual bonus opportunity at 85% of base salary. Mr. Kilts' regular 1999 Nabisco stock option grant and targeted annual bonus were determined by the Nabisco Committee in accordance with its practice. In lieu of paying Mr. Kilts a bonus for 1999, Nabisco entered into a split-dollar life insurance agreement with Mr. Kilts. The amount of Mr. Kilts' forgone bonus is set forth in footnote number 2 to the Summary Compensation Table. The Nabisco Committee also awarded Mr. Kilts 60,000 restricted stock units, which will vest in equal installments beginning three years after grant, subject to his continued employment, and 125,000 contingent performance shares relating to Nabisco Class A Common Stock, the vesting of which is contingent on his continued employment with Nabisco and Nabisco stock price performance.

SPECIAL BONUS AWARDS

    In connection with their critical role in the Distribution and related transactions, the Committee approved special bonuses in 1999 to certain executive officers, including Messrs. Goldstone, Rickard and Rosoff. These amounts are reflected in the Summary Compensation Table on page 11.

SUMMARY

    The Committee believes that the Company's executive compensation program must continually provide compensation potential of such significance that individuals of exceptional talent and skills are motivated to join and remain with the Company and to perform in an exceptional manner. By ensuring that such persons are managing the Company's operations, the long-term interests of stockholders will be best served. The actions taken by the Committee for 1999 were consistent with this focus and the principles outlined above.

                                          John T. Chain, Jr. (Chairman)
                                          John L. Clendenin
                                          Rozanne L. Ridgway

                             STOCKHOLDER PROPOSALS

    A stockholder has submitted the proposal set forth below. The Company will furnish, orally or in writing as requested, the name, address and claimed share ownership position of the proponent of this proposal promptly upon written or oral request directed to the Secretary of the Company. The following proposal has been carefully considered by the Board, which has concluded that its adoption would not be in the best interests of the Company or its stockholders. For the reasons stated after the proposal and its supporting statement, the Board recommends a vote AGAINST the proposal.

    Proposals of stockholders intended to be included in the Company's 2001 Annual Meeting Proxy Statement must be received by the Secretary of the Company no later than November 30, 2000 at the Company's principal executive offices:
Nabisco Group Holdings Corp., 7 Campus Drive, Parsippany, NJ 07054-0311. Other stockholder proposals intended to be presented at the Company's 2001 Annual Meeting but not in the Annual Meeting Proxy Statement, must be received in writing at the same address, together with other required information as set forth in the Company's By-Laws, between February 9, 2001 and March 10, 2001.

                  ITEM 3--FINANCIAL AND SOCIAL ACCOUNTABILITY
                           IN EXECUTIVE COMPENSATION

    A stockholder has submitted the following proposal, which will be voted upon at the Annual Meeting if presented by its proponent:

    "We believe that both social and financial criteria should be factors in fixing compensation packages for top corporate officers. Public scrutiny on compensation is reaching a new intensity--not just for the Chief Executive Officer, but for all executives. Too often, top executives receive considerable increases in compensation packages even when corporate financial performance is mediocre or poor and stockholders watch dividends slip and stock prices drop.

    Increases in CEO compensation continue to dwarf the compensation increases enjoyed by employees. Between 1990 and 1996, CEO cash compensation rose 90 percent, vastly exceeding a 19 percent increase on factory wages and S&P 500 earnings growth of 78 percent. (BUSINESS WEEK Survey of Executive Compensation; Bureau of Labor Statistics)

    In 1995, U.S. CEOs earned on average 209 times the average factory workers pay, a dramatic rise from the 42 times reported in 1980.

    Shareholders need to be vigilant and challenge executive pay packages that reward bad social or financial corporate performance, asking themselves: if top officers' pay for a given year should be reduced if the company suffers from poor corporate citizenship that harms our corporate image or costly fines, protracted litigation, loss of government contracts, or significant loss of market share on their watch; if CEO compensation should be affected if the company is faced with consumer boycotts or public relations problems because of what American Indians and other people of color call racially offensive images; if a pattern of discrimination or sexual harassment should be grounds for a decreased compensation package.

    Companies, including Bristol-Myers Squibb, Eastman Kodak, IBM, and Procter and Gamble, have reported to shareholders on how they integrate these factors into their compensation packages, understanding the importance of being socially responsible.

    We believe these questions deserve the careful scrutiny of our Board of Directors and the Compensation Committee and go beyond what the SEC requires a company include in the annual proxy statement.

    RESOLVED: Shareholders request the Board institute a special Executive Compensation Review and prepare a report available to shareholders four months from the date of the annual meeting, with the results of the review and recommended changes in practice. This review shall cover pay, benefits, perks, stock options, and special arrangements in the compensation packages for top executives. The review should focus on the following questions:

    1. Ways to link executive compensation more closely to financial performance with proposed criteria and formulae.

    2. Ways to link compensation to social corporate performance (e.g., incentives given for meeting or surpassing certain social and performance standards).

    3. Comparison of compensation packages for company officers with lowest paid company employees in the U.S. and around the world.

    4. Whether there should be a ceiling on top executives' salaries to prevent our company from paying excessive compensation or a ratio linking the top salary and the lowest salary.

    5.   Whether compensation should be frozen in the event of massive layoffs."

    THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

    The Company believes that it has an appropriate system to develop and administer its executive compensation policies and practices. The Compensation Committee, which is composed entirely of non-employee directors who are not eligible to participate in the Company's executive compensation programs or plans, is responsible for determining compensation plans and levels. The Company does not believe that an additional review of executive compensation policies, beyond that performed by the Compensation Committee, would promote stockholder value. Further, because extensive information relating to executive compensation is already provided annually to the Company's stockholders in its proxy statement, the cost of preparing a duplicative report on executive compensation would outweigh the benefit to stockholders of receiving any additional information.

    The Company considers a variety of quantitative and qualitative factors in determining its incentive compensation opportunities and goals. As noted above in the report of the Compensation Committee, the Compensation Committee is guided by two principles:

    - compensation opportunities must enable the Company to attract and retain individuals with the high caliber of talent and skills critical to its success; and

    - a substantial portion of each executive officer's compensation must be tied to quantifiable measures of the Company's financial results from operations and/or stock price performance.

Accordingly, a significant portion of executive compensation is already closely linked to stock price performance and the achievement of specific strategic operating and financial objectives.

    The Company is committed to attracting and retaining the executive talent required to compete successfully on a global basis. The Company believes that its ability to attract and retain highly-qualified and experienced executives is closely related to its flexible compensation policies. The Company also believes that compensation policies advocated by this proposal such as freezing or placing ceilings on executive salary would severely restrict its ability to attract and retain highly-qualified executives, thus impeding the Company's ability to succeed within its highly-competitive industry and harming stockholder interests.

    The Company believes that the development and reporting of its executive compensation policies and practices are appropriate and does not recommend any changes in its executive compensation system.

    THEREFORE, THE BOARD URGES STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL.

                        COST AND METHOD OF SOLICITATION

    The Company will bear the cost of this solicitation. While no precise estimate of this cost can be made at the present time, the Company currently estimates that it will spend less than $1,500,000 for its solicitation of proxies, including expenditures for attorneys, solicitors, and public relations advisors and advertising, printing, transportation, litigation and related expenses, but excluding the salaries and wages of regular employees and officers and the normal expenses of an uncontested proxy solicitation for the election of directors. We estimate that the solicitation expenses incurred by the Company to date are less than $100,000. In addition to soliciting proxies by mail, directors, officers and regular corporate headquarters employees of the Company may solicit proxies in person or by telephone or telecopy. The Company will pay for the cost of these solicitations, but these individuals will receive no additional compensation for the solicitation services. The Company has retained MacKenzie Partners, Inc. ("MacKenzie") at an estimated fee of not more than $300,000 in the aggregate, plus reasonable out-of-pocket expenses, to participate in the solicitation of proxies and proxy revocations. The Company has also agreed to indemnify MacKenzie against certain liabilities and expenses. The Company estimates that approximately 30 employees of MacKenzie will be involved in the solicitation of proxies on behalf of the Company. The Company will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this proxy statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of the Company's capital stock.

                                 OTHER MATTERS

    The Board has no knowledge of any other matters to be presented at the meeting other than those described herein. If any other matters should properly come before the meeting, it is the intention of the persons designated in the proxy to vote on them according to their best judgment.

    STOCKHOLDERS ARE URGED TO FORWARD THEIR PROXIES WITHOUT DELAY. A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

                                          NABISCO GROUP HOLDINGS CORP.

Parsippany, New Jersey

March 29, 2000

                                          If you have any questions or need
                                          assistance in voting your shares,
                                          please contact MacKenzie Partners,
                                          Inc. at their toll free number:
                                          1-(800)-322-2885.

                                   APPENDIX I
                       SUPPLEMENTAL DIRECTOR INFORMATION

    Set forth below is (a) the name and business address of each of the participants and their associates (except the Company) in the solicitation made pursuant to this Proxy Statement, and (b) the dates, types and amounts of each participant's purchases and sales of the Company's debt and equity securities within the past two years. Except for the Company, the only participants are the Company's Directors.

                NAME AND                        DATE OF        PURCHASE(P)        TYPE AND
           BUSINESS ADDRESS(1)                TRANSACTION      OR SALES(S)        AMOUNT(2)
-----------------------------------------  -----------------   ------------   -----------------
John T. Chain, Jr........................        None
  Chairman
  Thomas Group, Inc.
  5221 North O'Connor Boulevard
  Suite 500
  Irving, TX 75039-3714

Julius L. Chambers.......................        None
  Chancellor
  North Carolina Central University
  P. O. Box 19617
  Durham, NC 27707

John L. Clendenin........................        None
  c/o Nabisco Group Holdings Corp.
  7 Campus Drive
  Parsippany, NJ 07054

Steven F. Goldstone......................     January 15,           P          200,000 shares
  Chairman                                       1998*
  Nabisco Group Holdings Corp.
  7 Campus Drive
  Parsippany, NJ 07054

Ray J. Groves............................    December 31,           P             93 shares
  Chairman                                      1998**
  Legg Mason Merchant Banking, Inc.          December 31,           P             72 shares
  100 Light Street                              1999***
  Baltimore, MD 21202

David B. Jenkins.........................        None
  c/o Nabisco Group Holdings Corp.
  7 Campus Drive
  Parsippany, NJ 07054

Nancy Karch..............................        None
  c/o Nabisco Group Holdings Corp.
  7 Campus Drive
  Parsippany, NJ 07054

James M. Kilts...........................        None
  Chief Executive Officer & President
  Nabisco Group Holdings Corp.
  7 Campus Drive
  Parsippany, NJ 07054

                NAME AND                        DATE OF        PURCHASE(P)        TYPE AND
           BUSINESS ADDRESS(1)                TRANSACTION      OR SALES(S)        AMOUNT(2)
-----------------------------------------  -----------------   ------------   -----------------
Fred H. Langhammer.......................        None
  President & Chief Executive Officer
  The Estee Lauder Companies Inc.
  767 Fifth Avenue
  New York, NY 10153

H. Eugene Lockhart.......................        None
  c/o Nabisco Group Holdings Corp.
  7 Campus Drive
  Parsippany, NJ 07054

Theodore E. Martin.......................        None
  c/o Nabisco Group Holdings Corp.
  7 Campus Drive
  Parsippany, NJ 07054

Rozanne L. Ridgway.......................       8/13/99             S         9,340 shares****
  c/o Nabisco Group Holdings Corp.
  7 Campus Drive
  Parsippany, NJ 07054

------------------------

*     Restricted shares acquired under corporate incentive plan.

**    Shares acquired during 1998 under the Company's dividend reinvestment plan.

***   Shares acquired during 1999 under the Company's dividend reinvestment plan.

****  Simultaneous exercise and sale of options which were about to expire.

(1) The companies named in the table above, to the extent that the participants are officers of such companies, are deemed to be associates of such participants. The addresses of such associates are as given above.

(2) All of the Company securities purchased and sold were shares of Common
    Stock.

    Except as set forth in the Proxy Statement or this Appendix, to the best of the Company's knowledge, none of the directors or, in the case of clause (a) only, any of their associates, (a) owns of record or has direct or indirect beneficial ownership of any securities issued by the Company or any of its subsidiaries; (b) has purchased or sold any securities issued by the Company within the past two years; (c) has incurred any outstanding indebtedness to acquire or hold securities issued by the Company; or (d) has been a party to any contract, arrangement or understanding with respect to any securities of the Company during the past year.

    Except as set forth in the Proxy Statement or this Appendix, to the best of the Company's knowledge, (a) none of the participants or any of their associates has any arrangement or understanding with respect to any future employment or any future transactions with the Company or any of its affiliates, and (b) none of the participants, executive officers of the Company, any person known to the Company to own beneficially or of record more than five percent of any class of Company voting securities, or any of their associates has entered into any transaction or series of similar transactions with the Company or any of its subsidiaries since the beginning of the Company's last fiscal year in which such person had or will have a direct or indirect material interest, and no such transactions are currently proposed.

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

1. If your shares are registered in your own name(s), please sign, date and promptly mail the enclosed Proxy Card, using the postage-paid envelope provided.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a Proxy Card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed Proxy Card in the postage-paid envelope provided. You may also contact the person responsible for your account and give instructions for a Proxy Card to be issued representing your shares.

    If you have any questions about voting your Proxy Card or require assistance, please call:

                            MACKENZIE PARTNERS, INC.
                                156 FIFTH AVENUE
                               NEW YORK, NY 10010
                            (212) 929-5500 (COLLECT)
                                       OR
                           (800) 322-2885 (TOLL FREE)
--------------------------------------------------------------------------------

P R O X Y                                                               [COMMON]

                          NABISCO GROUP HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 9, 2000
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of Nabisco Group Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, James M. Kilts and James A. Kirkman III as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 2000 Annual Meeting of Stockholders of the Company to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on Tuesday, May 9, 2000 at 10:30 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; D.B. Jenkins; N. Karch; J.M. Kilts; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                                              (SEE REVERSE SIDE)

/X/ Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR
PROPOSAL 2.

   1.  Election of Directors (see reverse) For,       FOR / /       WITHHELD / /
       except withheld from the following
       nominee(s):
       ---------------------------------------------

   2.  Ratify the appointment of Deloitte &           FOR / /       AGAINST / /        ABSTAIN / /
       Touche LLP as independent auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 3.

   3.  Stockholder proposal on financial and social   FOR / /       AGAINST / /        ABSTAIN / /
       accountability in executive compensation

                                                      SPECIAL ACTION

                                                      Change of address on Reverse Side / /

                                                      Discontinue Annual Report Mailing for this
                                                      Account / /

                                                      Please sign exactly as name appears hereon. Joint
                                                      owners should each sign. When signing as
                                                      attorney, executor, administrator, trustee or
                                                      guardian, please give full title as such.

                                                      -------------------------------------------------
                                                      Signature(s)

                                                      -------------------------------------------------
                                                      Date                  Title

      PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                          NABISCO GROUP HOLDINGS CORP.
                                  MAY 9, 2000
         IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE, PLEASE CALL:
                            MACKENZIE PARTNERS, INC.
                            (212) 929-5500 (COLLECT)
                                       OR
                           (800) 322-2885 (TOLL-FREE)

P R O X Y                                                    [COMMON/BENEFICIAL]

                          NABISCO GROUP HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 9, 2000
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of Nabisco Group Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, James M. Kilts and James A. Kirkman III as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 2000 Annual Meeting of Stockholders of the Company to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on Tuesday, May 9, 2000 at 10:30 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; D.B. Jenkins; N. Karch; J.M. Kilts; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                                              (SEE REVERSE SIDE)

/X/ Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR
PROPOSAL 2.

   1.  Election of Directors (see reverse) For,       FOR / /       WITHHELD / /
       except withheld from the following
       nominee(s):
       ---------------------------------------------

   2.  Ratify the appointment of Deloitte &           FOR / /       AGAINST / /        ABSTAIN / /
       Touche LLP as independent auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 3.

   3.  Stockholder proposal on financial and social   FOR / /       AGAINST / /        ABSTAIN / /
       accountability in executive compensation

                                                      Please sign exactly as name appears hereon. Joint
                                                      owners should each sign. When signing as
                                                      attorney, executor, administrator, trustee or
                                                      guardian, please give full title as such.

                                                      -------------------------------------------------
                                                      Signature(s)

                                                      -------------------------------------------------
                                                      Date                  Title

P R O X Y                                       [COMMON/$.835 DEPOSITARY SHARES]

                          NABISCO GROUP HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 9, 2000
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of Nabisco Group Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, James M. Kilts and James A. Kirkman III as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 2000 Annual Meeting of Stockholders of the Company to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on Tuesday, May 9, 2000 at 10:30 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; D.B. Jenkins; N. Karch; J.M. Kilts; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Change of address:

---------------------------------------------

---------------------------------------------
(If you have written in the above space,
please mark the corresponding box on the
reverse side of this card.)

                                                              (SEE REVERSE SIDE)

                               IMPORTANT MESSAGE!

TO FORMER HOLDERS OF $.835 DEPOSITARY SHARES:

- You are entitled to vote at the Nabisco Group Holdings Corp. ("NGH") Annual Meeting of Stockholders to be held on May 9, 2000.

- You may use the proxy card attached above to vote. Please vote early!

- If you have any questions about voting, please call MacKenzie Partners, Inc. toll free at 1-800-322-2885.

- Each $.835 Depositary Share formerly owned by you has been converted into one-fifth of a share of NGH Common Stock, after adjustment to reflect the Company's April 1995 reverse Common Stock split. The number of shares printed on the reverse side of this card is the number of shares of NGH Common Stock that you are entitled to receive upon exchange of your certificate(s) representing $.835 Depositary Shares.

- UNTIL THE CERTIFICATES REPRESENTING YOUR $.835 DEPOSITARY SHARES ARE EXCHANGED FOR NGH COMMON STOCK, WE CANNOT SEND YOU ANY NGH COMMON STOCK DIVIDENDS. TO DATE, CASH DIVIDENDS AGGREGATING APPROXIMATELY $8.4825 PER SHARE OF NGH COMMON STOCK HAVE ACCRUED ON YOUR ACCOUNT.

- If you need assistance exchanging your $.835 Depositary Share certificate(s), please call the Exchange Agent, First Chicago Trust Company of New York, toll-free at 1-800-317-4432 and ask for the Tenders & Exchanges Department.

Thank you for acting promptly.

                                                    NABISCO GROUP HOLDINGS CORP.

/X/ Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR
PROPOSAL 2.

   1.  Election of Directors (see reverse) For,       FOR / /       WITHHELD / /
       except withheld from the following
       nominee(s):
       ---------------------------------------------
   2.  Ratify the appointment of Deloitte & Touche    FOR / /       AGAINST / /        ABSTAIN / /
       LLP as independent auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 3.

   3.  Stockholder proposal on financial and social   FOR / /       AGAINST / /        ABSTAIN / /
       accountability in executive compensation
                                                      SPECIAL ACTION

                                                      Change of address on Reverse Side / /
                                                      Discontinue Annual Report Mailing for this
                                                      Account / /

                                                      Please sign exactly as name appears hereon. Joint
                                                      owners should each sign. When signing as
                                                      attorney, executor, administrator, trustee or
                                                      guardian, please give full title as such.

                                                      -------------------------------------------------
                                                      Signature(s)

                                                      -------------------------------------------------
                                                      Date                  Title

                      (See Reverse Side for Instructions)

P R O X Y                                                        [COMMON/BORDEN]

                          NABISCO GROUP HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 9, 2000
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of Nabisco Group Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, James M. Kilts and James A. Kirkman III as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 2000 Annual Meeting of Stockholders of the Company to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on Tuesday, May 9, 2000 at 10:30 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; D.B. Jenkins; N. Karch; J.M. Kilts; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Change of address:

---------------------------------------------

---------------------------------------------
(If you have written in the above space,
please mark the corresponding box on the
reverse side of this card.)

                                                              (SEE REVERSE SIDE)

                               IMPORTANT MESSAGE!

TO FORMER HOLDERS OF BORDEN, INC. COMMON STOCK:

- You are entitled to vote at the Nabisco Group Holdings Corp. ("NGH") Annual Meeting of Stockholders to be held on May 9, 2000.

- You may use the proxy card attached above to vote. Please vote early!

- If you have any questions about voting, please call MacKenzie Partners, Inc. toll free at 1-800-322-2885.

- Each share of Borden common stock reflected in your account is exchangeable for .45829 of a share of NGH Common Stock, after adjustment to reflect NGH's April 1995 reverse Common Stock split. The number of shares printed on the reverse side of this card is the number of shares of NGH Common Stock that you are entitled to receive upon exchange of your Borden common stock.

- UNTIL THE CERTIFICATES REPRESENTING YOUR BORDEN COMMON STOCK ARE EXCHANGED FOR NGH COMMON STOCK, WE CANNOT SEND YOU ANY NGH COMMON STOCK DIVIDENDS. TO DATE, CASH DIVIDENDS AGGREGATING APPROXIMATELY $8.4675 PER SHARE OF NGH COMMON STOCK HAVE ACCRUED ON YOUR ACCOUNT.

- If you need assistance exchanging your Borden common stock certificate(s), please call the Exchange Agent, First Chicago Trust Company of New York, toll-free at 1-800-619-1696 and ask for the Tenders & Exchanges Department.

Thank you for acting promptly.

                                                    NABISCO GROUP HOLDINGS CORP.

  /X/  Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL 2.

   1.  Election of Directors (see reverse) For,       FOR / /       WITHHELD / /
       except withheld from the following
       nominee(s):
       ---------------------------------------------

   2.  Ratify the appointment of Deloitte & Touche    FOR / /       AGAINST / /        ABSTAIN / /
       LLP as Independent Auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 3.

   3.  Stockholder proposal on financial and social   FOR / /       AGAINST / /        ABSTAIN / /
       accountability in executive compensation

                                                      SPECIAL ACTION
                                                      Change of address on Reverse Side / /
                                                      Discontinue Annual Report Mailing for this
                                                      Account / /

                                                      Please sign exactly as name appears hereon. Joint
                                                      owners should each sign. When signing as
                                                      attorney, executor, administrator, trustee or
                                                      guardian, please give full title as such.

                                                      -------------------------------------------------
                                                      Signature(s)

                                                      -------------------------------------------------
                                                      Date                  Title

                      (See Reverse Side for Instructions)

P R O X Y
                            VOTING INSTRUCTION CARD

                          NABISCO GROUP HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 9, 2000
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Wachovia Bank, N.A., as Trustee, his true and lawful agent and proxy, to represent the undersigned at the 2000 Annual Meeting of Stockholders of Nabisco Group Holdings Corp. (the "Company"), to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on Tuesday, May 9, 2000 at 10:30 a.m., and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; D.B. Jenkins; N. Karch; J.M. Kilts; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
                                                              (SEE REVERSE SIDE)

                                                                        WACHOVIA
--------------------------------------------------------------------------------
Institutional Trust and Retirement Services
301 North Main Street
Winston-Salem, NC 27150-3099

March 2000

To:  Participants in the Nabisco, Inc. Capital Investment Plan

As a participant in a Company sponsored employee benefit savings plan that requires pass through voting, you are entitled to instruct Wachovia Bank, N.A., in its capacity as Trustee of the above named plan, how to vote shares of Common Stock and Matching Stock allocated to your plan account. Enclosed are the following:

1.  Nabisco Group Holdings Corp. 1999 Annual Report.
2. Notice of Annual Meeting of Stockholders to be held on May 9, 2000 and the accompanying Proxy Statement.
3.  This Proxy/Voting Instruction Card.
4.  A postage-paid return envelope.

These shares will be voted as you direct if this card is completed by you and received by First Chicago Trust Company of New York on or before May 5, 2000. First Chicago Trust Company is responsible for tabulating the returns. Shares for which no instructions are received shall be voted in the same proportion as the shares for which instructions are received.

We appreciate your completing, dating and signing the card above and returning it promptly in the postage-paid return envelope.

Cordially yours,

Wachovia Bank, N.A.
Trustee

Enclosures

/X/ Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR
PROPOSAL 2.

   1.  Election of Directors (see reverse) For,       FOR / /       WITHHELD / /
       except withheld from the following
       nominee(s):
       ---------------------------------------------

   2.  Ratify the appointment of Deloitte &           FOR / /       AGAINST / /        ABSTAIN / /
       Touche LLP as independent auditors

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 3.

   3.  Stockholder proposal on financial and social   FOR / /       AGAINST / /        ABSTAIN / /
       accountability in executive compensation

                                                      NOTE: Please sign exactly as name appears hereon.
                                                      Joint owners should each sign. When signing as
                                                      attorney, executor, administrator, trustee or
                                                      guardian, please give full title as such.

                                                      -------------------------------------------------
                                                      Signature(s)

                                                      -------------------------------------------------
                                                      Date                  Title

                      (SEE REVERSE SIDE FOR INSTRUCTIONS)

P R O X Y
                            VOTING INSTRUCTION CARD

                          NABISCO GROUP HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 9, 2000
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Wachovia Bank, N.A., as Trustee, his true and lawful agent and proxy, to represent the undersigned at the 2000 Annual Meeting of Stockholders of Nabisco Group Holdings Corp. (the "Company"), to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on Tuesday, May 9, 2000 at 10:30 a.m., and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; D.B. Jenkins; N. Karch; J.M. Kilts; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
                                                              (SEE REVERSE SIDE)

                                                                        WACHOVIA
--------------------------------------------------------------------------------
Institutional Trust and Retirement Services
301 North Main Street
Winston-Salem, NC 27150-3099

March 2000

To:  Participants in the Nabisco, Inc. Employee Savings Plan

As a participant in a Company sponsored employee benefit savings plan that requires pass through voting, you are entitled to instruct Wachovia Bank, N.A., in its capacity as Trustee of the above named plan how to vote shares of Common Stock allocated to your plan account. Enclosed are the following:

1.  Nabisco Group Holdings Corp. 1999 Annual Report.
2. Notice of Annual Meeting of Stockholders to be held on May 9, 2000 and the accompanying Proxy Statement.
3.  This Proxy/Voting Instruction Card.
4.  A postage-paid return envelope.

These shares will be voted as you direct if this card is completed by you and received by First Chicago Trust Company of New York on or before May 5, 2000. First Chicago Trust Company is responsible for tabulating the returns. Shares for which no instructions are received shall be voted in the same proportion as the shares for which instructions are received.

We appreciate your completing, dating and signing the card above and returning it promptly in the postage-paid return envelope.

Cordially yours,

Wachovia Bank, N.A.
Trustee

Enclosures

                                                              (SEE REVERSE SIDE)

/X/Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR
PROPOSAL 2.

   1.  Election of Directors (see reverse) For,       FOR / /       WITHHELD / /
       except withheld from the following
       nominee(s):
       ---------------------------------------------

   2.  Ratify the appointment of Deloitte &           FOR / /       AGAINST / /        ABSTAIN / /
       Touche LLP as independent auditors

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 3.

   3.  Stockholder proposal on financial and social   FOR / /       AGAINST / /        ABSTAIN / /
       accountability in executive compensation

                                                      NOTE: Please sign exactly as name appears hereon.
                                                      Joint owners should each sign. When signing as
                                                      attorney, executor, administrator, trustee or
                                                      guardian, please give full title as such.

                                                      -------------------------------------------------
                                                      Signature(s)

                                                      -------------------------------------------------
                                                      Date                  Title

                      (SEE REVERSE SIDE FOR INSTRUCTIONS)

P R O X Y
                            VOTING INSTRUCTION CARD

                          NABISCO GROUP HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 9, 2000
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Vanguard Group, Custodian under the Nabisco/Life Savers Puerto Rico Capital Accumulation Plan and Custodian under the Savings and Investment Plan for Employees of R.J. Reynolds Tobacco Company in Puerto Rico, his true and lawful agent and proxy, to represent the undersigned at the 2000 Annual Meeting of Stockholders of Nabisco Group Holdings Corp. (the "Company"), to be held at the Hotel DuPont, 11(th) and Market Streets, Wilmington, Delaware 19801, on Tuesday, May 9, 2000 at 10:30 a.m., and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; D.B. Jenkins; N. Karch; J.M. Kilts; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
                                                              (SEE REVERSE SIDE)

                                                                        VANGUARD
--------------------------------------------------------------------------------
Vanguard Group
100 Vanguard Boulevard
Malvern, PA 19355

  DE TENER ALGUNA DUDA RELATIVO A ESTOS DOCUMENTOS FAVOR DE COMUNICARSE COM EL
                       DEPARTAMENTO DE RECURSOS HUMANOS.

March 2000

To:  Participants in the Nabisco/Life Savers Puerto Rico Capital Accumulation
Plan
    Participants in the Savings and Investment Plan for Employees of R. J. Reynolds Tobacco Company in Puerto Rico

As a participant in a Company sponsored employee benefit savings plan that requires pass through voting, you are entitled to instruct Vanguard, in its capacity as Custodian of the above named plans, how to vote shares of Common Stock allocated to your plan account. Enclosed are the following:

1.  Nabisco Group Holdings Corp. 1999 Annual Report.
2. Notice of Annual Meeting of Stockholders to be held on May 9, 2000 and the accompanying Proxy Statement.
3.  This Proxy/Voting Instruction Card.
4.  A postage-paid return envelope.

These shares will be voted as you direct if this card is completed by you and received by First Chicago Trust Company of New York on or before May 5, 2000. First Chicago Trust Company is responsible for tabulating the returns. Shares for which no instructions are received shall be voted in the same proportion as the shares for which instructions are received.

We appreciate your completing, dating and signing the card above and returning it promptly in the postage-paid return envelope.

Cordially yours,

Vanguard Group
Custodian

Enclosures

/X/ Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR
PROPOSAL 2.

   1.  Election of Directors (see reverse) For,       FOR / /       WITHHELD / /
       except withheld from the following
       nominee(s):
       ---------------------------------------------

   2.  Ratify the appointment of Deloitte &           FOR / /       AGAINST / /        ABSTAIN / /
       Touche LLP as independent auditors

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 3.

   3.  Stockholder proposal on financial and social   FOR / /       AGAINST / /        ABSTAIN / /
       accountability in executive compensation

                                                      NOTE: Please sign exactly as name appears hereon.
                                                      Joint owners should each sign. When signing as
                                                      attorney, executor, administrator, trustee or
                                                      guardian, please give full title as such.

                                                      -------------------------------------------------
                                                      Signature(s)

                                                      -------------------------------------------------
                                                      Date                  Title

                      (SEE REVERSE SIDE FOR INSTRUCTIONS)

P R O X Y                                    [COMMON/SERIES C DEPOSITARY SHARES]

                          NABISCO GROUP HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 9, 2000
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of Nabisco Group Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, James M. Kilts and James A. Kirkman III as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 2000 Annual Meeting of Stockholders of the Company to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on Tuesday, May 9, 2000 at 10:30 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; D.B. Jenkins; N. Karch; J.M. Kilts; F.H. Langhammer; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Change of address:

---------------------------------------------

---------------------------------------------
(If you have written in the above space,
please mark the corresponding box on the
reverse side of this card.)

                                                              (SEE REVERSE SIDE)

                               IMPORTANT MESSAGE!

TO FORMER HOLDERS OF SERIES C DEPOSITARY SHARES:

- You are entitled to vote at the Nabisco Group Holdings Corp. ("NGH") Annual Meeting of Stockholders to be held on May 9, 2000.

- You may use the proxy card attached above to vote. Please vote early!

- If you have any questions about voting, please call MacKenzie Partners, Inc. toll free at 1-800-322-2885.

- Each Series C Depositary Share formerly owned by you has been converted into one-fifth of a share of NGH Common Stock, after adjustment to reflect the Company's April 1995 reverse Common Stock split. The number of shares printed on the reverse side of this card is the number of shares of NGH Common Stock that you are entitled to receive upon exchange of your certificate(s) representing Series C Depositary Shares.

- UNTIL THE CERTIFICATES REPRESENTING YOUR SERIES C DEPOSITARY SHARES ARE EXCHANGED FOR NGH COMMON STOCK, WE CANNOT SEND YOU ANY NGH COMMON STOCK DIVIDENDS. TO DATE, CASH DIVIDENDS AGGREGATING APPROXIMATELY $4.98 PER SHARE OF NGH COMMON STOCK HAVE ACCRUED ON YOUR ACCOUNT.

- If you need assistance exchanging your Series C Depositary Share certificate(s), please call the Exchange Agent, First Chicago Trust Company of New York, toll-free at 1-800-317-4432 and ask for the Tenders & Exchanges Department.

Thank you for acting promptly.

                                                    NABISCO GROUP HOLDINGS CORP.

/X/ Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR
PROPOSAL 2.

   1.  Election of Directors (see reverse) For,       FOR / /       WITHHELD / /
       except withheld from the following
       nominee(s):
       ---------------------------------------------
   2.  Ratify the appointment of Deloitte & Touche    FOR / /       AGAINST / /        ABSTAIN / /
       LLP as independent auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 3.

   3.  Stockholder proposal on financial and social   FOR / /       AGAINST / /        ABSTAIN / /
       accountability in executive compensation
                                                      SPECIAL ACTION

                                                      Change of address on Reverse Side / /
                                                      Discontinue Annual Report Mailing for this
                                                      Account / /

                                                      Please sign exactly as name appears hereon. Joint
                                                      owners should each sign. When signing as
                                                      attorney, executor, administrator, trustee or
                                                      guardian, please give full title as such.

                                                      -------------------------------------------------
                                                      Signature(s)

                                                      -------------------------------------------------
                                                      Date                  Title

                      (See Reverse Side for Instructions)